UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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Hornbeck Offshore Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hornbeck Offshore Services, Inc.

April 5, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Hornbeck Offshore Services, Inc. to be held in the Company’s corporate training room located at 103 Northpark Boulevard, Suite 135, Covington, Louisiana 70433, on Tuesday, May 2, 2006, at 9:00 a.m., Central Daylight Time. For those of you who cannot be present at the Annual Meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with our Board of Directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and Proxy Statement and to ask questions about our operations and the Company.

Our 2005 Annual Report to Stockholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding our financial results for the fiscal year ended December 31, 2005.

It is important that your shares are represented at the Annual Meeting, whether or not you are able to attend personally. Accordingly, please complete, sign, date and mail promptly the enclosed proxy card in the envelope provided. If you do attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.

On behalf of our Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Todd M. Hornbeck
Chairman, President, Chief Executive Officer and Secretary

Hornbeck Offshore Services, Inc.

Notice of Annual Meeting of Stockholders

April 5, 2006

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 2, 2006 at 9:00 a.m., Central Daylight Time, in the Company’s corporate training room located at 103 Northpark Boulevard, Suite 135, Covington, Louisiana 70433 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	to elect three Class II directors to serve on the Company’s Board of Directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;

2.	to approve the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan;

3.	to ratify the reappointment of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2006; and

4.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided, or to submit their proxy by telephone or Internet, as described in the enclosed proxy card. Stockholders attending the Annual Meeting may vote in person even if they have previously returned proxy cards.

Only stockholders of record as of the close of business on March 23, 2006 are entitled to receive notice of and to vote at the Annual Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten days prior to the Annual Meeting, and shall also be open for examination at the Annual Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board of Directors,

Todd M. Hornbeck
Secretary
Covington, Louisiana
April 5, 2006

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMMON STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS USE.

Hornbeck Offshore Services, Inc.

103 Northpark Boulevard, Suite 300

Covington, Louisiana 70433

PROXY STATEMENT

April 5, 2006

General Information

The 2005 Annual Report to Stockholders, including financial statements, will be mailed to stockholders together with these proxy materials on or about April 5, 2006.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Hornbeck Offshore Services, Inc. (“Hornbeck Offshore” or the “Company”), for the 2006 Annual Meeting of Stockholders to be held on May 2, 2006, and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are first being mailed to stockholders on or about April 5, 2006.

Record Date and Voting Securities

Stockholders of record as of the close of business on March 23, 2006 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. There were 27,169,367 shares of our common stock issued and outstanding on the Record Date. Each outstanding share of common stock is entitled to one vote upon each matter properly submitted to a vote at the Annual Meeting.

Stockholders that are entitled to vote at the Annual Meeting may do so in person at the Annual Meeting, or by proxy submitted by mail, telephone or Internet as described on the enclosed proxy card.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The vote of a plurality of the shares entitled to vote and represented at a meeting at which a quorum is present is required for the election of directors. Thus, broker non-votes and abstentions will have no effect on the election of directors.

The affirmative vote of a majority of the shares of common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to approve the proposals relating to the approval of the Second Amended and Restated Hornbeck Offshore Services. Inc. Incentive Compensation Plan and the ratification of the reappointment of independent registered public accountants and auditors. Shares represented at the Annual Meeting that abstain with respect to either of these proposals will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such abstentions will have the same effect as a vote against the approval of the Company’s Second Amended and Restated Incentive Compensation Plan and the ratification of the reappointment of independent registered accountants and auditors, as applicable. Broker non-votes will not be treated as shares represented at the Annual Meeting and entitled to vote for purposes of these two proposals, and therefore will have no effect.

Quorum

Except as may be otherwise required by law or the Company’s Second Restated Certificate of Incorporation (“Certificate of Incorporation”) or Fourth Restated Bylaws (“Bylaws”), the holders of a majority of the Company’s shares of common stock entitled to vote and present in person or represented by proxy shall constitute a quorum at a meeting of the stockholders. The persons whom we appoint to act as inspectors of election will determine whether a quorum exists. Shares of the Company’s common stock represented by properly executed and returned proxies will be treated as present. Shares of the Company’s common stock present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board of Directors is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend in person.

Granting Your Proxy. If you properly execute and return a proxy in the enclosed form, your shares of common stock will be voted as you specify. If you make no specifications, your proxy representing our common stock will be voted:

•	“FOR” each of the proposed director nominees;

•	“FOR” the approval of the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan; and

•	“FOR” the ratification of the reappointment of independent registered public accountants and auditors.

We expect no matters to be presented for action at the Annual Meeting other than the items described in this Proxy Statement. By signing and returning the enclosed proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy. If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Annual Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted. If you wish to vote in person at the Annual Meeting but hold your stock in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Annual Meeting.

Proxy Solicitation

We will pay all expenses of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and we will reimburse them for their reasonable expenses. We may have our employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means.

Stockholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, Hornbeck Offshore Services, Inc., 103 Northpark Boulevard, Suite 300, Covington, Louisiana 70433 by no later than December 6, 2006.

If you want to present a proposal at the 2007 Annual Meeting of Stockholders in person but do not wish to have it included in our proxy statement, you must submit it in writing to our Corporate Secretary, at the above address, by February 1, 2007 to be considered timely, in accordance with the specific procedural requirements set forth in our Bylaws. If you would like a copy of these procedures, please contact our Corporate Secretary for a copy of our Bylaws.

Pursuant to the rules of the Securities Exchange Act of 1934, the Company may use discretionary authority to vote with respect to stockholder proposals presented in person at the 2006 Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

Each year in connection with the annual meeting of stockholders, we are required to send to each stockholder of record a proxy statement and annual report, and to arrange for a proxy statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold shares of the Company’s common stock in multiple accounts, this process results in duplicate mailings of proxy statements and annual reports to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact the Company by mail at 103 Northpark Boulevard, Suite 300, Covington, Louisiana 70433, by telephone at (985) 727-2000 or by e-mail at ir@hornbeckoffshore.com.

Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other Hornbeck Offshore stockholders who share an address with you. If you currently receive more than one proxy statement or annual report at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report, as applicable, for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional proxy statements or annual reports. If you wish to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address in the future, you may contact the Company by mail at 103 Northpark Boulevard, Suite 300, Covington, Louisiana, 70433, by telephone at (985) 727-2000 or by e-mail at ir@hornbeckoffshore.com.

Proposal No. 1 – Election of Directors

Term of Directors

Our Certificate of Incorporation and Bylaws provide that the Board of Directors is classified into three classes. These are designated as Class I directors, Class II directors and Class III directors, with members of each class holding office for staggered three-year terms. Vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board is present, or by a sole remaining director.

There are currently three Class II directors, whose terms expire at the 2006 Annual Meeting of Stockholders, three Class I directors, whose terms expire at the 2007 Annual Meeting of Stockholders, and two Class III directors, whose terms expire at the 2008 Annual Meeting of Stockholders, or, in all cases, until their successors are duly qualified and elected or until their earlier death, resignation or removal in accordance with the Bylaws.

Director Nominees and Voting

The Board of Directors has nominated for election as directors the three persons named below. Our Bylaws require that our directors be stockholders of the Company. Each of the nominees for election as Class II directors is currently on the Board and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. If elected at the Annual Meeting, each of the three nominees will serve until the 2009 Annual Meeting of Stockholders (subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal). See “Nomination Process” below for additional information on the nomination of directors.

If any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board of Directors may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.

The names, ages as of March 15, 2006, principal occupations and other information concerning each nominee for Class II director, are set forth below.

Larry D. Hornbeck, 67, has served as one of our directors since August 2001. An executive with over 30 years’ experience in the offshore supply vessel business worldwide, Mr. Larry Hornbeck was the founder of the original Hornbeck Offshore Services, Inc., a publicly traded offshore service vessel company with over 100 vessels operating worldwide.

From its inception in 1981 until its merger with Tidewater Inc. (NYSE:TDW), Mr. Larry Hornbeck served as Chairman of the Board, President and Chief Executive Officer of the original Hornbeck Offshore Services, Inc. Following the merger, Mr. Larry Hornbeck served as a director of Tidewater from March 1996 until October 2000. From 1969 to 1980, Mr. Larry Hornbeck was Chairman, President and Chief Executive Officer of Sealcraft Operators, Inc., a publicly held, specialty service offshore supply vessel company operating worldwide. Mr. Larry D. Hornbeck is the father of Todd M. Hornbeck and serves as a Board designee for Todd M. Hornbeck and Troy A. Hornbeck, his sons, in accordance with a stockholders’ agreement.

Steven W. Krablin, 55, was appointed to our Board of Directors as a Class II Director on August 2, 2005. From January 1996 until April 2005, Mr. Krablin served as the Senior Vice President and Chief Financial Officer of National Oilwell, Inc. (NYSE:NOI), a major manufacturer and distributor of oil and gas drilling equipment and related services for land and offshore drilling rigs. In March 2005, National Oilwell merged with Varco International, Inc. (NYSE:VRC) to become National Oilwell Varco, Inc. (NYSE:NOV). Prior to 1996, Mr. Krablin served as Senior Vice President and Chief Financial Officer of Enterra Corporation until its merger with Weatherford International. Since November 2004, Mr. Krablin has also served as a director of Penn Virginia Corporation (NYSE:PVA), an energy company engaged in the exploration, acquisition, development and production of crude oil and natural gas. PVA is also the general partner and largest unit holder in Penn Virginia Resource Partners, L.P. (NYSE: PVR), which manages coal properties and related assets and operates a midstream natural gas gathering and processing business. Mr. Krablin is a certified public accountant.

David A. Trice, 57, has served as one of our directors since October 2002. Mr. Trice has served as the President of Newfield Exploration Company (NYSE:NFX), an independent oil and gas company engaged in the exploration, development and acquisition of crude oil and natural gas properties, since May 1999. At Newfield, he has also served as the Chairman of the Board since September 2004, Chief Executive Officer since February 2000 and as a director since 2000. From May 1999 to February 2000, he served as its Chief Operating Officer and from July 1997 to May 1999, he served as its Vice President—Finance and International. Mr. Trice served as the President, Chief Executive Officer and Director of the Huffco Group, an international exploration and production company, from 1991 to July 1997. Since March 2004, Mr. Trice has served as a director of New Jersey Resources (NYSE: NJR), a retail and wholesale energy service company which provides distribution services to customers in New Jersey and in states from the Gulf coast to New England and Canada. NJR is a Fortune 1000 company and a member of the Forbes Platinum 400. Mr. Trice has also served as a director of Grant Prideco, Inc. (NYSE: GRP), a drill stem technology and drill pipe manufacturing company, since May 2003.

The vote of a plurality of the shares entitled to vote and represented at a meeting at which a quorum is present is required for the election of directors.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the election of the nominees.

Incumbent Class I Directors

The names, ages as of March 15, 2006, principal occupations and other information concerning each Class I director, are set forth below.

Bruce W. Hunt, 48, has served as one of our directors since August 1997 and was appointed Lead Independent Director in May 2005. He has been President of Petrol Marine Corporation since 1988 and President and Director of Petro-Hunt, L.L.C. since 1997, each of which is an energy-related company. Mr. Hunt served as a director of the original Hornbeck Offshore Services, Inc., a publicly traded offshore service vessel company, from November 1992 to March 1996.

Bernie W. Stewart, 61, has served as one of our directors since November 2001 and served as our Chairman of the Board from February 2002 to May 2005. Mr. Stewart was Senior Vice President, Operations of R&B Falcon Corporation (NYSE:FLC), a contract drilling company, and President of R&B Falcon Drilling U.S., its domestic operating subsidiary, from May 1999 until R&B Falcon Corporation merged with Transocean Sedco Forex Inc. (NYSE:RIG) in January 2001. Between April 1996 and May 1999, he served as Chief Operating Officer of R&B Falcon Holdings, Inc. and as its President from January 1998. From 1993 until joining R&B Falcon Holdings, he was Senior Vice President and Chief Operating Officer of the original Hornbeck Offshore Services, Inc., a publicly traded offshore service vessel company, where he was responsible for overall supervision of the company’s operations. From 1986 until 1993, he was President of Western Oceanics, Inc., an offshore drilling contractor. Since leaving R&B Falcon Corporation upon its merger with Transocean Sedco Forex, Mr. Stewart has been an independent business consultant. From February 27, 2002 to February 27, 2003, Mr. Stewart advised the Company under an advisory services agreement discussed under “Compensation of Directors,” below.

Andrew L. Waite, 45, has served as one of our directors since November 2000. He was appointed to our Board as the designee of SCF-IV, L.P. in accordance with a stockholders’ agreement. Mr. Waite is a Managing Director of L.E. Simmons & Associates, Incorporated and has been an officer of that company since October 1995. He was previously Vice President of Simmons & Company International, an investment banking firm serving the energy industry, where he served from August 1993 to September 1995. From 1984 to 1991, Mr. Waite held a number of engineering and management positions with the Royal Dutch/Shell Group, an integrated oil and gas company. He currently serves as a director of Oil States International, Inc. (NYSE:OIS), a diversified oilfield equipment and service company. Mr. Waite also serves as Chairman of the Board of Directors of Complete Production Services, Inc., a privately held oilfield services company.

Incumbent Class III Directors

The names, ages as of March 15, 2006, principal occupations and other information concerning each Class III director, are set forth below.

Todd M. Hornbeck, 37, has served as our President and Secretary and as a director since he co-founded the Company in June 1997. Until February 2002, he also served as Chief Operating Officer. In February 2002, Mr. Todd Hornbeck was appointed Chief Executive Officer and in May 2005, he was appointed Chairman of the Board of Directors. Mr. Todd

Hornbeck worked for the original Hornbeck Offshore Services, Inc., a publicly traded offshore service vessel company, from 1991 to 1996, serving in various positions relating to business strategy and development. Following the merger of Hornbeck Offshore Services, Inc. with Tidewater Inc. (NYSE:TDW) in March 1996, he accepted a position as Marketing Director—Gulf of Mexico with Tidewater, where his responsibilities included managing relationships and overall business development in the U.S. Gulf of Mexico region. He remained with Tidewater until our formation. Mr. Todd Hornbeck currently serves on the Board of Directors of both the National Ocean Industries Association and the Offshore Marine Service Association, and is a member of the International Support Vessel Owners’ Association. Mr. Todd Hornbeck is the son of Larry D. Hornbeck and serves as a Board designee for himself and his brother, Troy A. Hornbeck, in accordance with a stockholders’ agreement.

Patricia B. Melcher, 46, has served as one of our directors since October 2002. Ms. Melcher has served as the President of Allegro Capital Management, Inc., a privately-owned investment company focused on private equity investments in and consulting to energy-related companies, since 1997, and served as Interim CEO of Petrocom Energy Ltd., a privately held energy trading firm, from October 1, 2003 to April 1, 2004. Since November 2004, she has co-owned and managed Allegretto Ventures, LLC, a privately-owned company manufacturing premium beverages, and was named Chief Executive Officer in February 2006. From 1989 to 1994, she worked for SCF Partners, L.P., an investment fund sponsor specializing in private equity investments in oilfield service companies, and from 1995 to 1997, she served as a board member and advisory board member of its general partner, L.E. Simmons & Associates, Incorporated. From 1986 to 1989, Ms. Melcher worked for Simmons & Company International, an investment banking firm serving the energy industry.

Board Structure, Committee Composition and Meetings

As of the date of this Proxy Statement, the size of the Board of Directors was fixed at eight members, divided into three classes as described under “Term of Directors” above. Our Board has a standing audit committee, compensation committee and nominating/corporate governance committee. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with the corporate governance rules of the NYSE.

The Board is comprised of a majority of independent directors including a Lead Independent Director. The Board has determined that Ms. Patricia A. Melcher and Messrs. Bruce W. Hunt, Andrew L. Waite, Bernie W. Stewart, Steven W. Krablin and David A. Trice are “independent” for purposes of Section 303A of the New York Stock Exchange (“NYSE”) Listing Standards, and that the members of the audit committee are also independent for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 303A.07 of the NYSE Listed Company Manual. The Board based its determinations of independence primarily on a review of the responses our directors provided to questions regarding employment and compensation history, affiliations and family and other relationships. Because of certain transition rules relating to director independence, Bernie W. Stewart qualified for service on the Board committees that require independence until March 26, 2005 and once again qualified effective May 1, 2005. Accordingly, Mr. Stewart resigned from the audit, compensation and nominating/corporate governance committees effective March 24,

2005 and was reappointed to the audit, compensation and nominating/corporate governance committees on May 3, 2005.

During 2005, our Board of Directors held seven meetings and took action by unanimous written consent seven times. All of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of the Board on which they served. All directors are expected to attend Annual Meetings, and all of our directors attended our last Annual Meeting of Stockholders.

The Company has established Corporate Governance Guidelines, which may be found on the Investor Relations page of our website (http://www.hornbeckoffshore.com) under “Corporate Governance.” Pursuant to the Company’s Corporate Governance Guidelines, our non-management directors are required to meet in separate sessions without management on a regularly scheduled basis four times a year. Generally, these meetings occur as an executive session without management director attendance in conjunction with regularly scheduled meetings of the Board throughout the year. In the event that the Chairman of the Board is not also a member of management, he will preside at such executive sessions. In the Chairman of the Board’s absence, the Lead Independent Director or in his absence such other non-management director designated in advance by the Chairman, or, if one is not designated, the non-management director elected by a majority of the non-management directors will preside over the executive session. In the event that the Chairman of the Board is also a member of management, the separate non-management sessions are presided over by the Lead Independent Director or in his absence by a director elected by a majority of the non-management directors. If the non-management directors include directors who are not independent directors (as determined by our Board), the Chairman of the Board, if an independent director, will preside over at least one separate session annually that will include only our independent directors. In the event that the Chairman of the Board is not an independent director or is unavailable to attend, the independent directors’ separate session will be presided over by the Lead Independent Director or in his absence by an independent director elected by a majority of the independent directors.

Committees of the Board of Directors

Audit Committee

The Board of Directors has established an audit committee currently comprised of Ms. Melcher and Messrs. Hunt, Krablin, and Stewart. Mr. Trice served on the audit committee from March 24, 2005 until May 3, 2005. The audit committee operates under a written charter adopted by the Board of Directors. The Board has determined that each director currently serving on the audit committee meets the independence requirements of the NYSE and satisfies the financial literacy requirements of the NYSE. Because of certain transition rules relating to director independence, Bernie W. Stewart qualified for service on the audit committee until March 26, 2005 and once again qualified effective May 1, 2005. Accordingly, Mr. Stewart resigned from the audit committee effective March 24, 2005 and was reappointed May 3, 2005.

The Board has also determined that Ms. Melcher and Mr. Krablin qualify as “audit committee financial experts” as defined in Item 401(h) of Regulation S-K of the Securities

Exchange Act of 1934. Each of Ms. Melcher and Mr. Krablin is financially literate and has accounting or related financial management expertise, as described in their biographical information under “Director Nominees and Voting” above. The audit committee met five times during 2005 and did not take any action by unanimous consent in 2005.

In addition to certain duties prescribed by applicable law, the committee is charged, under its written charter, to select and engage the independent public accountants to audit our annual financial statements. The audit committee also establishes the scope of, and oversees, the annual audit and approves any other services provided by public accounting firms. Furthermore, the audit committee provides assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of our internal audit function and independent auditor, and oversees our system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee and our independent auditors, the internal auditing function and management of the company. See “Audit Committee Report” below for further information on the functions of the audit committee.

Compensation Committee

Our Board of Directors has a compensation committee currently comprised of Ms. Melcher and Messrs. Krablin, Stewart, Trice and Waite. In addition to certain duties prescribed by NYSE listing requirements, the committee is charged, under its written charter, to periodically assess compensation of the Company’s executive officers, review and evaluate the performance of the Chief Executive Officer, and help determine the Chief Executive Officer’s compensation based on this evaluation, and to make recommendations to the Board with respect to non-CEO compensation, incentive-compensation plans and equity-based plans, and benefits and perquisites, including retirement and termination benefits.

Our Board has determined that each member of the compensation committee meets the independence requirements of the NYSE. Because of certain transition rules relating to director independence, Bernie W. Stewart qualified for service on the compensation committee until March 26, 2005 and once again qualified effective May 1, 2005. Accordingly, Mr. Stewart resigned from the compensation committee effective March 24, 2005 and was reappointed May 3, 2005. The compensation committee met eight times during 2005 and did not take any action by unanimous consent in 2005.

Nominating/Corporate Governance Committee

Our Board of Directors has also established a nominating/corporate governance committee, currently comprised of Messrs. Hunt, Stewart, Trice and Waite. In addition to certain duties prescribed by NYSE listing requirements, the committee is charged, under its written charter, to develop, review and recommend to the Board a set of corporate governance principles for the Company, and to identify, review and recommend to the Board possible candidates for Board membership.

Our Board has determined that each member of the nominating/corporate governance committee meets the independence requirements of the NYSE. Because of certain transition rules relating to director independence, Bernie W. Stewart qualified for service on the nominating/corporate governance committee until March 26, 2005 and once again qualified effective May 1, 2005. Accordingly, Mr. Stewart resigned from the nominating/corporate governance committee effective March 24, 2005 and was reappointed May 3, 2005. The nominating/corporate governance committee met three times and did not take any action by unanimous written consent during 2005.

Availability of Certain Committee Charters and Other Information

The charters for our audit, compensation and nominating/corporate governance committees, as well as our Corporate Governance Guidelines, Employee Code of Business Conduct and Ethics (which applies to all employees, including our Chief Executive Officer and certain Financial and Accounting Officers), and Code of Business Conduct and Ethics for Members of the Board of Directors, can all be found, free of charge, on the Investor Relations page of our website (http://www.hornbeckoffshore.com) under “Corporate Governance”. We intend to disclose any changes to or waivers from the Employee Code of Business Conduct and Ethics that would otherwise be required to be disclosed under Item 5.05 of Form 8-K on our website. We will also provide printed copies of these materials to any stockholder upon request to Hornbeck Offshore Services, Inc., Attn: Compliance Officer, Samuel A. Giberga, 103 Northpark Boulevard, Suite 300, Covington, Louisiana 70433. The information on our website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Commission.

We also make available on our website, free of charge, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports, as well as other documents that we file with or furnish to the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are filed with, or furnished to, the Commission.

Nomination Process

It is our Board of Director’s responsibility to nominate members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The nominating/corporate governance committee assists the Board by identifying and reviewing potential candidates for Board membership consistent with criteria approved by the Board. The nominating/corporate governance committee also annually recommends qualified candidates (which may include existing directors) for approval by the Board of a slate of nominees to be proposed for election to the Board at the annual meeting of stockholders. In February 2006, the nominating/corporate governance committee met and deliberated on Class II director candidates, and recommended to the Board of Directors the reelection of the three candidates nominated above.

As provided in the Company’s Bylaws, the Board is authorized to nominate and elect a new director when a vacancy occurs between annual meetings of stockholders. In the event of a vacancy on the Board between annual meetings of the Company’s stockholders, the Board may request that the nominating/corporate governance committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled. The Company’s Bylaws allow for up to nine directors. At present, the Company has eight directors and the Board has not taken action to increase the number of its members to nine. The Board is permitted by the Bylaws to create a new directorship upon the affirmative vote of 66 2/3% of the directors then in office and to fill a newly created directorship by a majority vote of the directors then in office.

When formulating its recommendations for potential Board nominees, the nominating/corporate governance committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants, or other advisors as the nominating/corporate governance committee or the Board may deem appropriate.

Stockholder Nominations for Directors

The nominating/corporate governance committee will consider candidates for director nominees that are recommended by stockholders of the Company in accordance with the procedures set forth in the Bylaws. Any such nominations should be submitted to the Board of Directors care of the Corporate Secretary, Hornbeck Offshore Services, Inc., 103 Northpark Boulevard, Suite 300, Covington, Louisiana 70433 and accompany it with the following information:

•	appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholder(s).

The written recommendation should be submitted within the time frame described under the caption “Stockholder Proposals” above.

Stockholder Communications

Stockholders wishing to communicate with our Board of Directors may call the Company’s toll-free Governance Hotline at 1-800-506-6374. Our audit committee monitors these calls. All calls are documented, and those reports that are deemed to be substantive will be passed on to the Board. Stockholders calling the hotline should provide a sufficiently detailed description of the nature of the matter that the stockholder wishes to communicate with the Board, as well as a name, telephone number, email address, or other contact information so that the Company can either respond to the communication or obtain additional information about the matter.

Compensation of Directors

Directors who are also our employees receive no additional compensation for serving as directors or committee members.

In 2004 and through February 21, 2005, under a compensation policy previously approved by the Board of Directors, each non-employee director, other than the Chairman of the Board, received a total annual retainer of $20,000 paid quarterly, $1,200 for each Board meeting attended in person and $800 for each Board meeting attended by telephonic communications. Board committee members also received $600 for each committee meeting attended, whether in person or by telephonic communications. The Chairman of the Board received a total annual retainer of $20,000, paid quarterly, $1,800 for each regularly scheduled Board meeting attended, $1,500 for each special Board meeting attended and $600 for each committee meeting attended, except where the Chairman of the Board was also the Chairman of the compensation committee, in which case he received $800 for each such committee meeting attended. Each non-employee director was also entitled to receive a minimum annual grant of options to purchase 2,000 shares of common stock with such options being granted under the Company’s Incentive Compensation Plan. The minimum annual grant was subject to annual review and could be increased at the discretion of the compensation committee.

Effective February 22, 2005, the Board of Directors approved a revised non-employee director compensation policy. Under the revised policy, each non-employee director, including the Chairman of the Board, is entitled to receive a total annual retainer of $26,000, paid quarterly. The Chairman of the Board and the Chair of each of the audit and compensation committees are each entitled to receive an additional total annual retainer of $8,000, paid quarterly. Each non-employee director is also entitled to receive $1,200 for each Board meeting attended in person and $800 for each Board meeting attended by telephonic communications. Non-employee directors appointed to committees will receive $800 for each committee meeting attended in person or by telephonic communications. Also effective as of February 22, 2005 and until February 14, 2006, non-employee directors were entitled to receive a minimum annual grant of options to purchase 4,000 shares of common stock with such options being granted under the Company’s Incentive Compensation Plan.

Effective as of February 14, 2006, the Board of Directors approved a further revised non-employee director compensation policy. Under the revised policy, non-employee directors will be entitled to receive a minimum annual grant of options to purchase 4,000 shares of common stock or an award of 2,500 restricted shares of common stock, or some combination of the same, with such options or restricted shares being granted under the Incentive Compensation Plan. The minimum annual grant or award is subject to annual review and may be increased at the discretion of the Compensation Committee.

After three years of service as a non-employee director, a non-employee director and his immediate family could elect to participate in the same insurance benefit programs sponsored by the Company on the same monetary terms as our employees. All directors are entitled to be reimbursed for their out-of-pocket expenses incurred in connection with serving on our Board.

The non-employee director compensation policy also provides for longevity service awards to non-employee directors. Upon completion of three years of service as a non-employee director, a director is granted shares of restricted stock and options to purchase the number of shares of common stock equaling 25% of the shares of restricted stock and options granted to such director over the previous three years. Upon completion of five years of service as a non-employee director, a director will be granted shares of restricted stock and options to purchase the number of shares of common stock equaling 50% of the shares of restricted stock and options granted to such director over the previous five years less the number of shares of restricted stock and shares covered by the options awarded to such director after three years of service. Thereafter, upon completion of each successive period of five years of service, a non-employee director will be granted shares of restricted stock and options to purchase the number of shares of common stock equaling 50% of the shares of restricted stock and options granted to such director over the previous five years.

In addition to the cash compensation received for their service as directors during 2004 under the terms of the then effective non-employee director compensation policy described above, in February 2005 the compensation committee awarded each of the following non-employee directors options to purchase 4,000 shares of the Company’s common stock: Ms. Melcher and Messrs. Larry Hornbeck, Hunt, Stewart, Trice and Waite. These options were granted to the non-employee directors effective February 22, 2005 at an exercise price of $23.10 per share. One third of these options become exercisable on each of the first three anniversaries of the date of grant.

In addition to the cash compensation received for their service as directors during 2005 under the terms of the most recently revised non-employee director compensation policy described above, effective February 14, 2006 the compensation committee awarded each of the following non-employee directors 2,500 shares of restricted common stock of the Company: Ms. Melcher and Messrs. Larry Hornbeck, Hunt, Krablin, Stewart, Trice and Waite. The forfeiture provisions of these restricted shares lapse on February 14, 2007.

On February 27, 2002, we entered into an advisory agreement with Bernie W. Stewart, our Chairman of the Board. Under the terms of this agreement, Mr. Stewart advised and made recommendations to our executive officers and Board of Directors on matters relating to our business, including our operations, finances, strategic planning and acquisitions. Mr. Stewart provided these services on a full-time basis through May 31, 2002 and on a part-time basis through February 27, 2003, at which time the agreement expired. He received $20,000 per month for his full-time advisory services and $8,335 per month for his part-time services. Under the terms of his advisory agreement, Mr. Stewart was granted options to purchase 4,000 shares of our common stock at an exercise price of $6.63 per share. Also under the terms of the advisory agreement, Mr. Stewart purchased 30,189 shares of our common stock at a purchase price of $6.63 per share, and, upon such purchase, we granted Mr. Stewart an option to purchase an additional 15,094 shares of our common stock at a purchase price of $6.63 per share, to be exercised in accordance with, and subject to the terms of the Company’s Incentive Compensation Plan. It is compensation under this advisory agreement that caused Mr. Stewart not to qualify for service on the Board committees from March 26, 2005 through April 30, 2005.

Proposal No. 2 – Approval of Second Amended and Restated Incentive Compensation Plan

The Hornbeck Offshore Services, Inc. Amended and Restated Incentive Compensation Plan (the “Plan”) was approved by our Board of Directors and stockholders in 2003 as an amendment and restatement of the Company’s Incentive Compensation Plan which was adopted in November 1997. The purposes of the Plan, which are more fully described below, are to (i) promote the interests of the Company and its stockholders by enabling the Company and each of its subsidiaries to attract, motivate and retain their respective employees and non-employee members of the Board of Directors by offering such employees and non-employee directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (ii) promote the Company’s long-term growth and success. On March 24, 2006, our Board of Directors adopted a proposal to further amend and restate the Plan by (i) making certain changes to the language of the Plan to incorporate changes in the laws which might affect the Plan and its administration, (ii) modifying the language of the Plan to describe how the Plan is to be administered, (iii) incorporating any amendments to the Plan since its last amendment and restatement, and (iv) changing the name of the Plan to the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan. The amendment and restatement modifies the limit on the maximum compensation that could be awarded to any participant during any fiscal year in connection with awards under the Plan other than stock options or stock appreciation rights so that the limit applicable to stock options and stock appreciation rights would also be applicable to such other awards. The Board of Directors did not increase the maximum number of shares of common stock of the Company that may be delivered pursuant to awards granted under the Plan. Accordingly, the maximum number of shares of common stock of the Company that may be delivered pursuant to awards granted under the Plan remains 3,500,000. We must receive stockholder approval to amend and restate the Plan, otherwise the Plan will continue in place as it currently exists. A copy of the full text of the Plan showing the changes to the Plan’s terms as a result of the second amendment and restatement in blackline format is attached hereto as Appendix A.

General Description of Substantive Changes to the Plan as a Result of the Second Amendment and Restatement

Modify the definitions of “employee” and “disability” in the Plan to comply with Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.

Modify the definition of “retirement” to incorporate a prior amendment to the Plan.

Modify the terms of the Plan to incorporate a prior amendment to the Plan that provided that on a participant’s “retirement” the participant will become fully vested in all stock options and any associated stock appreciation rights granted under the Plan and to provide that restricted stock awards and other performance awards also vest on retirement.

Modify the list of business criteria in the definition of “performance measure” that may be used for the purposes of establishing a performance goal with respect to an award which complies with Section 162(m) of the Code to include earnings before interest, income taxes, depreciation, amortization and loss on early extinguishment of debt, or EBITDA.

Limit the ability of the Company to add back to the pool of shares of common stock available for issuance under the Plan shares of common stock tendered in connection with the exercise of an award that have actually been issued, no matter how long the shares were outstanding, in order to comply with the NYSE listing rules applicable to equity-based compensation plans.

Conform the limitation on the maximum amount of compensation payable as an award (other than as an award of a stock option or a stock appreciation right) to any participant so that such maximum is based on shares of common stock of the Company and is not based on cash compensation. As revised, no participant in the Plan may receive total combined awards, of all types, under the Plan during an fiscal year which in the aggregate cover more than 411,000 shares of common stock of the Company.

Modify the language in the Plan that describes the various methods an option holder may use to exercise his options.

Modify the limitations on transferability to permit the transfer of stock options and stock appreciation rights in connection with a participant’s divorce, and to permit the compensation committee to authorize the transfer of awards in certain limited circumstances.

Modify the language of the Plan regarding applicable tax withholding in order to conform the terms of the Plan with how it is actually being administered.

General Description Of The Plan

Types of Awards and Eligibility. Under the Plan, any employees of the Company and its subsidiaries, non-employee directors, and consultants are eligible to participate in the Plan and receive awards. Awards can take the form of options, stock appreciation rights (“SARs”), stock and other awards. An option issued under the Plan may take the form of an incentive stock option (“ISO”) which complies with the requirements of Section 422 of the Code or a nonqualified stock option (“NQSO”). Options and SARs may be granted to any individual eligible to participate in the Plan except that ISOs may only be granted to employees of the Company or its subsidiaries. SARs may be granted to participants alone or in tandem with concurrently or previously issued stock options. An SAR issued in tandem with an option will only be exercisable to the extent that the related option is exercisable and when a tandem SAR is exercised, the option to which it relates shall cease to be exercisable, to the extent of the number of shares with respect to which the tandem SAR is exercised. Similarly, when the option is exercised, the tandem SARs relating to the shares covered by such option exercise shall terminate. The payment of the appreciation associated with the exercise of an SAR may be made by the Company in shares of common stock of the Company, cash or a combination of both common stock and cash at the Company’s discretion. To date, the Company has not granted any SARs.

A stock award may be granted to any individual eligible to participate in the Plan. A stock award will entitle a recipient to receive shares of common stock of the Company subject to such forfeiture restrictions as the Board of Directors or the compensation committee may determine at the time of grant. Such forfeiture restrictions or conditions may be based on the continued employment or service of the award recipient and/or the achievement of pre-established performance goals or objectives. Such performance goals or objectives may be based on earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; sales or expenses; and earnings before interest, income taxes, depreciation, amortization and loss on early extinguishment of debt, or EBITDA, as determined by the compensation committee.

Shares Available for Award. A total of 3,500,000 shares of our common stock have been authorized by the stockholders for issuance under the Plan. All of the shares of common stock of the Company authorized under the Plan have been registered on a Form S-8. A description of the remaining shares of common stock of the Company available for award under the Plan is contained in “First Amended and Restated Incentive Compensation Plan Information,“ below.

Common stock that is related to awards that (i) are forfeited or cancelled or terminate or expire prior to the issuance of the common stock, (ii) are settled in cash will again be available for future awards under the Plan. In addition, common stock that is tendered or withheld in order to satisfy payment of (i) the exercise price of an option, or (ii) the minimum withholding tax obligations of a participant, will be available for future awards under the Plan. To the extent any such add back rule constitutes a “formula” that would result in a “material revision” of the Plan, as defined in the NYSE listing rules applicable to equity-based compensation plans of the Plan, the “formula” has been limited to a period of not more than ten years following the shareholder approval of the amended and restated version of the Plan in order to comply with such listing rules.

The Plan provides for appropriate adjustments to the shares available under the Plan and the awards under the Plan in the event of a merger, consolidation, recapitalization, stock split, combination of shares, stock dividend or similar transaction involving the Company.

Termination and Amendment. The Plan may be amended or terminated by the Board of Directors at any time. However, an amendment that would impair the rights of a participant regarding any outstanding award will not be valid with respect to such award without the participant’s consent. In addition, our stockholders must approve any amendment to increase the number of authorized shares under the Plan, to change the individuals eligible to participate in the Plan, or to adopt any amendment which requires stockholder approval under NYSE rules.

Acceleration of Awards. The compensation committee has the discretion to accelerate the vesting of unvested awards in the case of termination of employment and to waive vesting conditions under certain circumstances.

Transferability. Awards are generally not transferable except by will or by the laws of descent and distribution; however, the second amended and restated version of the Plan has been modified to provide that options and SARs may be transferable pursuant to a valid order in connection with a divorce proceeding pursuant to which a court has determined that a spouse or former spouse of a participant has an interest in the participant’s options or SARs. If an ISO is transferred to a spouse or former spouse pursuant to such an order it will cease to be an ISO and will be treated for all purposes under the Plan as an NQSO. In addition, this amended and restated version of the Plan permits the compensation committee to authorize the transfer of awards in certain other limited circumstances.

Federal Income Tax Consequences

Under current federal tax law, the following are the United States federal income tax consequences generally arising with respect to stock awards, options and SARs granted under the Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and is not a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Code or regulations thereunder or interpretations thereof. We urge participants in the Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the Plan prior to taking action with respect to an award. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

Stock Awards. Absent the filing of an election under Section 83(b) of the Code with the Internal Revenue Service, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stock award. Upon the vesting of a stock award or the lapsing of any forfeiture restrictions, which may include the satisfaction of pre-established performance goals, the participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the vesting date. Income recognized upon the vesting of a stock award, by a participant who is an employee, will be considered compensation subject to withholding at the time such ordinary income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Stock awards provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The participant’s adjusted basis in the common stock is equal to any income recognized by the participant. If a participant thereafter sells the common stock, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes. If a participant forfeits an award prior to its vesting, the participant will not recognize gain or loss as a result of such forfeiture.

Upon the grant of a stock award, the participant may file an election under Section 83(b) of the Code to accelerate the recognition of ordinary income to the grant date of the award. The election under Section 83(b) of the Code must be filed within 30 days of the date of the grant of the award. Such ordinary income recognized is equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the grant date and is considered compensation subject to withholding for employees. If a participant subsequently forfeits the stock or the stock depreciates in value after a Section 83(b) election is filed, the participant will not be eligible for capital or ordinary loss treatment with respect to the stock. The Company is entitled to a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The filing of an election under Section 83(b) of the Code will begin the participant’s capital gains holding period and the participant’s adjusted basis in the common stock is equal to any income recognized by the participant.

Stock Options

Nonqualified Stock Options. A participant will not be taxed when an NQSO is granted to the participant. When the participant exercises an NQSO, the participant will generally recognize ordinary income and owe taxes on the “spread,” or difference between the fair market value of the stock on the date the NQSO is exercised and the exercise price of the NQSO. If the participant is an employee, this “spread” is treated like additional compensation and is subject to withholding at the time the ordinary income is recognized. If the participant subsequently sells the stock, the participant may also owe taxes on the difference between the price the participant received on the sale of the shares and his “basis,” which is the sum of the price he originally paid plus the “spread.” When the participant sells the stock, the amount realized on the sale that exceeds (or is less than) the participant’s basis will be a long-term or a short-term capital gain (or loss), depending on the participant’s applicable capital gains holding period. If the Company complies with applicable income reporting requirements, it will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code.

Incentive Stock Options. A participant will not be taxed when an ISO is granted and will generally not be taxed when the ISO is exercised, unless the participant is subject to the alternative minimum tax (“AMT”). If the participant holds the shares purchased upon exercise of the ISO (“ISO Shares”) for more than one year after the date the participant exercised the option and for more than two years after the date the option is granted, the participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) when the participant sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the participant sells the ISO Shares in a “disqualifying disposition” (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), the participant generally will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of the exercise of the ISO and the exercise price under the ISO (i.e., the spread), or (ii) the amount the participant realized on the sale. For a gift or a disqualifying disposition where a loss, if sustained, would not usually be recognized, the participant will still recognize ordinary income equal to the spread on the date the ISO was exercised. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending on the participant’s applicable capital gains holding period. The Company can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary income the participant recognizes.

Alternative Minimum Tax. The difference between the exercise price of an ISO and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is a certain percentage of an individual taxpayer’s alternative minimum taxable income. The AMT is lower than regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when the participant sells the ISO Shares by the excess of the fair market value of the ISO Shares as of the date of exercise over the amount paid for the ISO Shares.

Payment of the Exercise Price With Stock. If a participant surrenders common stock which the participant already owns as payment for the exercise price of a stock option, the participant will not recognize gain or loss as a result of such surrender. The number of shares received upon exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for such shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount of income the participant recognizes upon receipt of such shares. The participant’s holding period for such shares will commence on the day after such exercise.

Stock Appreciation Rights. Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stand-alone or tandem SAR. Upon exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the price from which stock appreciation is measured. Income recognized, by a participant who is an employee, upon the exercise of an SAR will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. SARs provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of common stock transferred to a participant pursuant to the exercise of an SAR is the price paid for the common stock plus an amount equal to any income recognized by the participant as a result of the exercise of the SAR. If a participant thereafter sells common stock acquired upon exercise of an SAR, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes.

Section 162(m)

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid to its chief executive officer, or the individual acting in that capacity, and the four most highly compensated executives to the extent such compensation exceeds $1,000,000 in any tax year. However, compensation that qualifies as “performance-based compensation” is excluded from this $1,000,000 deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that options granted (i) with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock of the Company at the date of grant, (ii) to employees the compensation committee expects to be named executive officers at the time a deduction arises in connection with these options, qualify as “performance-based compensation” so these options will not be subject to the Section 162(m) deduction limitations. In addition, stock awards to such individuals will be made subject to satisfaction of pre-established objective performance goals determined by the compensation committee in accordance with Section 162(m) of the Code.

The affirmative vote of a majority of the shares of common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required for approval of the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan.

Proposal No. 3 – Selection and Ratification of the Independent Registered Public Accountants and Auditors

Our audit committee and Board of Directors seek stockholder ratification of the reappointment of Ernst & Young LLP to act as the independent registered public accountants and auditors of our consolidated financial statements for the 2006 fiscal year. If the stockholders do not ratify the appointment of Ernst & Young, the audit committee will reconsider this appointment. Representatives of Ernst & Young are expected to be present at the Annual Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

The affirmative vote of a majority of the shares of common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to ratify the selection of the independent auditors.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for fiscal year 2006.

Independent Auditors and Fees

Ernst & Young LLP, certified public accountants, began serving as the Company’s independent auditors in 2002. The audit committee approved the reappointment of Ernst & Young LLP as independent registered public accountants and auditors for the 2006 fiscal year, subject to ratification by the stockholders.

The following table presents fees for professional audit services rendered by Ernst & Young for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and December 31, 2004, and fees billed for other services rendered by Ernst & Young during those periods.

	Year Ended December 31,
	2005	2004
Audit fees (1)	$411,500	$392,435
Audit related fees (2)	950	20,464
Tax fees (3)	99,289	144,656

Total	$511,389	$557,555

(1)	Audit fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.
(2)	Audit related fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.
(3)	Tax fees: Consists of tax compliance and preparation and other tax services. Tax compliance and preparation consists of fees billed for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, assistance related to the impact of mergers and acquisitions, and tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.

The audit committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditors. The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Requests for approval are generally submitted at a meeting of the audit committee. The audit committee may delegate pre-approval authority to a committee member, provided that any decisions made by such member shall be presented to the full committee at its next scheduled meeting.

EXECUTIVE OFFICERS

The names, ages as of March 15, 2006, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Todd M. Hornbeck	37	Chairman, President, Chief Executive Officer and Secretary
Carl G. Annessa	49	Executive Vice President and Chief Operating Officer
James O. Harp, Jr.	45	Executive Vice President and Chief Financial Officer
Samuel A. Giberga	43	Senior Vice President and General Counsel
John S. Cook	36	Vice President and Chief Information Officer
Timothy P. McCarthy	38	Corporate Controller

Todd M. Hornbeck has served as our President and Secretary and as a director since he co-founded the Company in June 1997. Until February 2002, he also served as Chief Operating Officer. In February 2002, he was appointed Chief Executive Officer. In May 2005, he was appointed Chairman of the Board. Please refer to “Incumbent Class III Directors” above for additional information with respect to Mr. Todd Hornbeck’s background and experience.

Carl G. Annessa was appointed Executive Vice President in February 2005. Prior to that time, Mr. Annessa served as our Vice President of Operations beginning in September 1997. In February 2002, he was appointed Vice President and Chief Operating Officer. Mr. Annessa is responsible for operational oversight and design and implementation of our vessel construction programs. Prior to joining us, he was employed for 17 years by Tidewater Inc. (NYSE:TDW) in various technical and operational management positions, including management of large fleets of offshore supply vessels in the Arabian Gulf, Caribbean and West African markets, and was responsible for the design of several of Tidewater’s vessels. Mr. Annessa was employed for two years by Avondale Shipyards, Inc. as a naval architect before joining Tidewater. Mr. Annessa received a degree in naval architecture and mechanical engineering from the University of Michigan in 1979.

James O. Harp, Jr. was appointed Executive Vice President in February 2005. Prior to that time, Mr. Harp served as our Vice President and Chief Financial Officer beginning in January 2001. Before joining us, Mr. Harp served as Vice President in the Energy Group of RBC Dominion Securities Corporation, an investment banking firm, from August 1999 to January 2001, and as Vice President in the Energy Group of Jefferies & Company, Inc., an investment banking firm, from June 1997 to August 1999. During his investment banking career, Mr. Harp worked extensively with marine-related oil service companies, including as our investment banker in connection with our private placement of common stock in November 2000. From July 1982 to June 1997 he held roles of increasing responsibility in the tax section of Arthur Andersen LLP, ultimately serving as a Tax Principal, and had a significant concentration of international clients in the oil service and maritime industries. Since April 1992, he has also served as Treasurer and Director of SEISCO, Inc., a privately held seismic brokerage company. Mr. Harp is an inactive certified public accountant in Louisiana.

Samuel A. Giberga was appointed Senior Vice President in February 2005. Mr. Giberga has also served as our General Counsel since January 2004. Prior to joining us, Mr. Giberga was engaged in the private practice of law for fourteen years. Mr. Giberga was a partner in the New Orleans based law firm of Correro, Fishman, Haygood, Phelps, Walmsley & Casteix from February 2000 to December 2003 and served as a partner in Rice, Fowler, Kingsmill, Vance & Flint, LLP from March 1996 to February 2000. During his legal career, Mr. Giberga has worked extensively with marine and energy service companies in a variety of contexts with a significant concentration in general business, international and intellectual property matters. He was also a co-founder of Maritime Claims Americas, L.L.C., which operates a network of correspondent offices for marine protection and indemnity associations throughout Latin America. Since June 2005, Mr. Giberga has served as a director of the American Steamship Owners Mutual Protection and Indemnity Association Inc., (the American Club), a mutual protection and indemnity association in which the Company’s principal operating subsidiaries are entered as members. Mr. Giberga also served as an adjunct professor in intellectual property law matters at Loyola University Law School in New Orleans.

John S. Cook was appointed Vice President and designated an Executive Officer in February 2006. Mr. Cook has served as our Chief Information Officer since May 2002. Before joining us, Mr. Cook held roles of increasing responsibility in the business consulting section of Arthur Andersen LLP from January 1992 to May 2002, ultimately serving as a Senior Manager. Mr. Cook is a certified public accountant in Louisiana and is a member of the American Institute of Certified Public Accountants and the Society of Louisiana Certified Public Accountants and is a Certified Information Systems Auditor and a Project Management Professional.

Timothy P. McCarthy has served as our Corporate Controller since May 2002. Before joining us, Mr. McCarthy held roles of increasing responsibility in the assurance practice section of Arthur Andersen LLP from July 1994 to May 2002, ultimately serving as an Audit Manager. Previously, he served in the foreign joint interest accounting group with Ocean Drilling and Exploration Company. Mr. McCarthy is a certified public accountant in Louisiana and is a member of the American Institute of Certified Public Accountants and the Society of Louisiana Certified Public Accountants.

Executive Compensation

The following table sets forth compensation information for the chief executive officer and the four other executive officers then serving whose total annual salary and bonus exceeded $100,000 for the years ended December 31, 2005, 2004, and 2003.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Position(1)	Fiscal Year	Salary(2)	Bonus(3,4)	Other Annual Compensation(5)		Restricted Stock Awards(6)	Securities Underlying Options(7,8,9)	All Other Compensation (10,11,12)
Todd M. Hornbeck President, Chief Executive Officer and Secretary	2005 2004 2003	$300,000 249,231 240,000	$600,000 368,000 169,553	$	— — —	$994,500 — —	49,000 55,000 60,000	$7,350 6,689 1,254

Carl G. Annessa Executive Vice President and Chief Operating Officer	2005 2004 2003	240,000 207,692 200,000	360,000 243,000 103,219		— — —	483,990 — —	13,500 25,000 34,000	7,038 6,689 4,112

James O. Harp, Jr. Executive Vice President and Chief Financial Officer	2005 2004 2003	215,000 192,115 185,000	322,500 230,000 95,477		— — —	483,990 — —	13,500 25,000 32,000	7,038 6,280 3,720

Samuel A. Giberga Senior Vice President and General Counsel	2005 2004	185,000 167,384	161,875 75,000		— —	389,512 —	10,700 25,000	4,527 192

Timothy P. McCarthy Corporate Controller	2005 2004 2003	150,000 125,961 112,500	82,800 55,000 38,500		— — —	190,016 — —	5,212 9,000 6,000	4,909 3,972 2,563

(1)	Mr. Giberga joined us as General Counsel in January 2004. Effective February 22, 2005, Messrs. Annessa and Harp were each appointed to the position of Executive Vice President and Mr. Giberga was appointed Senior Vice President, and designated an executive officer by our Board.
(2)	Actual salary amounts paid in 2004 vary from annual salary rates as of December 31, 2004 due to changing salary rates for certain officers and timing of pay cycles. The annual base salary rates as of December 31, 2004 for Messrs. Hornbeck, Annessa, Harp, Giberga and McCarthy were $240,000, $200,000, $185,000, $170,000 and $125,000, respectively.
(3)	Bonuses were paid in 2004, 2005 and 2006 as compensation for services provided in 2003, 2004 and 2005, respectively.
(4)	With regard to our three most senior officers, Messrs. Todd Hornbeck, Annessa and Harp, 2004 bonus amounts include, in addition to bonuses paid under such officers’ employment agreements, special bonuses in the amounts of $100,000, $75,000 and $75,000 respectively, in recognition of the initial public offering of the Company, the refinancing of its 10 5/8% senior notes with 6.125% senior notes and other strategic activities conducted during 2004.
(5)	None of the perquisites and other benefits paid to each named executive officer exceeded the lesser of $50,000 or 10.0% of the total annual salary and bonus received by each named executive officer.
(6)	In connection with our Incentive Compensation Plan, we awarded performance-based restricted stock in 2006, in part for services rendered in 2005, in the following numbers of shares: 30,000 to Mr. Todd Hornbeck; 14,600 to Mr. Annessa; 14,600 to Mr. Harp; 11,750 to Mr. Giberga; and 5,732 to Mr. McCarthy. The restricted stock granted in 2006 is valued at $33.15 per share, the closing price of the Company’s stock on the award date. The dollar amounts above represent the amount, based on the $33.15 per share price, that is attributable to the restricted stock award to each executive officer, with each such award consisting of a base and a bonus amount of shares, each representing 50% of the total award. See the discussion regarding restricted stock award base and bonus share amounts in the paragraph immediately following this table. Dividends are payable, if declared, on all shares of restricted stock.
(7)	In connection with our Incentive Compensation Plan, we granted options in 2004, in part for services rendered in 2003, to Messrs. Todd Hornbeck, Annessa, Harp and McCarthy to purchase shares of our common stock at an exercise price of $13.83 per share.

(8)	In connection with our Incentive Compensation Plan, we granted options in 2005, in part for services rendered in 2004, to Messrs. Todd Hornbeck, Annessa, Harp, Giberga and McCarthy to purchase shares of our common stock at an exercise price of $23.10 per share. In addition, Mr. Giberga was granted options upon commencement of his employment in January 2004 to purchase 10,000 shares of our common stock at an exercise price of $13.83 per share.
(9)	In connection with our Incentive Compensation Plan, we granted options in 2006, in part for services rendered in 2005, to Messrs. Todd Hornbeck, Annessa, Harp, Giberga and McCarthy to purchase shares of our common stock at an exercise price of $33.15 per share.
(10)	For 2003, these amounts represent (i) employer matching contributions made under our 401(k) savings plan in the amount of $864, $3,722, $3,330 and $2,433 for Messrs. Todd Hornbeck, Annessa, Harp and McCarthy, respectively, and (ii) premiums of $390, $390, $390 and $130 for Messrs. Todd Hornbeck, Annessa, Harp and McCarthy, respectively, associated with life insurance policies.
(11)	For 2004, these amounts represent (i) employer matching contributions made under our 401(k) savings plan in the amount of $6,150, $6,150, $5,763, $0 and $3,779 for Messrs. Todd Hornbeck, Annessa, Harp, Giberga and McCarthy, respectively, and (ii) premiums of $539, $539, $517, $192, and $192 for Messrs. Hornbeck, Annessa, Harp, Giberga, and McCarthy respectively, associated with life insurance policies.
(12)	For 2005, these amounts represent (i) employer matching contributions made under our 401(k) savings plan in the amount of $6,300, $6,300, $6,300, $4,056 and $4,500 for Messrs. Todd Hornbeck, Annessa, Harp, Giberga and McCarthy, respectively, and (ii) premiums of $1,050, $738, $738, $471 and $410 for Messrs. Todd Hornbeck, Annessa, Harp, Giberga and McCarthy, respectively, associated with life insurance policies.

The dollar amounts in the Restricted Stock Awards column above and the share amounts in the related footnote relate to awards that consist of two equal amounts of shares. The restricted stock award base amount, or Base Shares, constitutes the base number of shares of restricted stock awarded to the executive officer. The restricted stock award bonus amount, or Bonus Shares, constitutes an incremental number of shares that, when added to the Base Shares, equals the maximum number of shares of restricted stock that the executive officer may receive based on the relative stock price performance of the Company and certain of its public peers for the period of time specified in the respective restricted stock awards. The peer group is comprised of the 15 public companies in the PHILX Oil Service Sector Index (OSX) and four additional public peers. The actual amount of shares and the related dollar amounts that will finally be received by the executive officers under the Base Shares and Bonus Shares amounts of the Restricted Stock Awards granted on February 14, 2006 will be calculated as a percentage of the Base Shares amount based on the relative performance ranking of the Company compared to the peer group for the three-year period ending February 14, 2009, as follows: (1) if the Company ranks in the top 20%, the executive officer will receive 200% of the Base Shares; (2) if the Company ranks in the top 33 1/3% but below the top 20%, the executive officer will receive between 150% and 200% of the Base Shares; (3) if the Company ranks in the top 50% but below the top 33 1/3%, the executive officer will receive between 100% and 150% of the Base Shares; (4) if the Company ranks in the top 66 2/3% but below the top 50%, the executive officer will receive between 50% and 100% of the Base Shares; and (5) if the Company ranks in the bottom 33 1/3%, the executive officer will receive no shares. Within categories (2), (3) and (4), the appropriate bonus and forfeiture factors related to the Base Shares amount will be interpolated on a straight-line basis between the two performance percentages.

On February 14, 2006, in connection with its year-end review of the individuals serving as named executive officers in 2005, the compensation committee of the Board of Directors, granted increased annual salaries to be paid to such executive officers in 2006 as follows: $450,000 to Mr. Todd M. Hornbeck, $290,000 to Mr. Annessa, $270,000 to Mr. Harp, $225,000 to Mr. Giberga, and $160,000 to Mr. McCarthy.

The policies and practices of the Company pursuant to which the compensation set forth in the Summary Compensation Table above was paid or awarded are described under “Compensation Committee Report on Executive Compensation,” below.

Option Grants

During the year ended December 31, 2005, other than as described below, we did not grant any options to acquire shares of our common stock to the executive officers named in the Summary Compensation Table above.

Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted in Fiscal Year	Exercise or Base Price ($/ Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(3)
					5%	10%
Todd M. Hornbeck	55,000	14.71%	$23.10	2/22/2015	$2,069,510	$3,295,350
Carl G. Annessa	25,000	6.68	23.10	2/22/2015	940,687	1,497,886
James O. Harp, Jr.	25,000	6.68	23.10	2/22/2015	940,687	1,497,886
Samuel A. Giberga	15,000	4.01	23.10	2/22/2015	564,412	898,732
Timothy P. McCarthy	9,000	2.41	23.10	2/22/2015	338,647	539,239

(1)	Does not include options granted in early 2006, in part for services rendered in 2005, in the following amounts; 49,000 for Mr. Todd Hornbeck; 13,500 for Mr. Annessa; 13,500 for Mr. Harp; 10,700 for Mr. Giberga; and 5,212 for Mr. McCarthy. The options granted in 2006 were granted at an exercise price of $33.15 per share and one-third of these options become exercisable on each of the first, second and third anniversaries of the date of grant.
(2)	The options referenced in the table above and in footnote 1 were granted at or above the fair market value of our common stock on the date of grant.
(3)	In accordance with the rules of the Commission, the gains or “option spreads” that would exist for the respective options granted are shown. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent our estimate or projection of future appreciation.

Option Values

The following tables show information with respect to the exercise of options to purchase our common stock and all unexercised options held by the executive officers named in the Summary Compensation Table as of December 31, 2005.

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Todd M. Hornbeck	49,900	$1,372,034	64,100	103,500	$1,449,633	$1,465,750
Carl G. Annessa	30,000	702,250	52,666	53,334	1,274,120	789,680
James O. Harp, Jr.	30,000	702,250	31,999	52,001	705,730	764,520
Samuel A. Giberga	—	—	3,333	6,667	62,910	269,840
Timothy P. McCarthy	—	—	10,400	16,200	245,800	239,850

(1)	The value realized upon the exercise of a stock option is equal to the difference between the price at which the shares were sold on the date of exercise and the exercise price of the stock option multiplied by the number of shares acquired.
(2)	The value of each unexercised in-the-money stock option is equal to the difference between the closing price of our common stock on the NYSE on December 30, 2005 of $32.70 per share and the exercise price of the stock option.

Compensation Committee Report on Executive Compensation

The compensation committee is composed of independent directors as required by NYSE rules. See “Committees of the Board of Directors – Compensation Committee.” The Board designates the members and the chairman of the compensation committee. The compensation committee is responsible for establishing and administering the Company’s employee benefit plans and policies governing annual cash compensation and incentive awards.

Executive Compensation Philosophy

In determining executive compensation, the compensation committee employs compensation policies designed to align compensation with the Company’s overall business strategies and objectives. The plan and policies are intended to:

•	Attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company,

•	Support a performance-oriented environment that rewards achievement of internal Company goals, and

•	Reward executives for long-term strategic management and enhancement of stockholder value.

As part of the implementation of its compensation plan, the Company has entered into long-term employment contracts with its three most senior executive officers (i.e., Chief Executive Officer, Chief Operating Officer and Chief Financial Officer). See “Employment Agreements” below.

In 2005, the compensation committee engaged an outside compensation-consulting firm to provide a study of executive and director compensation. The study included comparisons of compensation for executive officers at 17 public companies in the energy service industry as well as survey data from other public companies of similar size and nature in the energy and general industries. Over several months, the compensation committee met with and without the consultants to review, discuss and analyze the data. During this time the compensation committee, through its chairman, consulted often with its outside compensation consultant and with management.

The study showed that the Company’s base salary for executive officers was relatively unfavorable from a competitive position, while total cash compensation to executive officers as a group was competitive in the market. The study also showed that the Company’s long-term incentive compensation to its executive officers in the form of equity grants was below market levels. The compensation committee took the study findings into account in determining total compensation for 2005, salaries for 2006 and long-term incentive compensation for the executive officers, including the Chief Executive Officer.

The compensation committee also took into account for such officers for 2005 total compensation, 2006 salaries and long-term incentive compensation the follow-on offerings of debt and equity securities in the fall of 2005, the expansion of the Company’s vessel building and conversion programs, the manner in which the Company dealt with Hurricanes Katrina and Rita and other strategic activities. The compensation committee has reviewed tally sheets reflecting all compensation and related commitments for executive officers, including base salary, annual performance-based cash incentives, outstanding stock option grants, proposed restricted stock awards and perquisites.

Base Salary. Salary ranges and individual salaries for executive officers are reviewed annually. In determining individual salaries, the compensation committee considers the scope of the executive’s job responsibilities, individual contributions, market conditions, current compensation as compared to peer companies, including for 2005 the compensation consultant’s study, the specific actions and strategic activities in the prior year and the Company’s then current budget.

Annual Incentives. Annual cash incentives for the three most senior executive officers are determined according to the terms of their employment agreements. For 2005, bonuses were based on performance of the Company and the individual performance of each executive officer and comprised of two components. The first component is based on the objective standard of performance against the Company’s financial goal for earnings before interest, income taxes, depreciation, amortization and loss on early extinguishment of debt, or EBITDA, established in the beginning of the year. The second component is determined at the sole discretion of the compensation committee based on a variety of factors.

In accordance with their employment agreements, cash incentives for the three most senior executive officers are determined after the end of the year. With respect to the first component, the compensation committee believes that full payment of this award under the plan should be based on meeting the EBITDA target goal established by the compensation committee. Accordingly, it is possible that no award under the first component will be made to these senior executives in a given year if the minimum performance level of the goal is not met. On the other hand, if the EBITDA target is significantly exceeded, payments for the first component of the cash incentives can exceed 100% for the Chief Executive Officer, and 75% each for the Chief Operating Officer and Chief Financial Officer, of the base salary levels established by the compensation committee for these three executive officers.

In 2005, the Company substantially exceeded the applicable EBITDA target under the first component for the annual incentive compensation. In addition, for 2005, bonuses under the second component were paid to the three most senior executive officers in recognition of their respective services during the year, and other specific actions and strategic activities considered by the compensation committee as discussed above. Messrs. Todd Hornbeck, Annessa and Harp were awarded 2005 bonuses, as an aggregate of the two incentive components, of 200%, 150% and 150% of their 2005 base salaries, respectively.

Annual cash incentives for the other two named executive officers are typically based on recommendations by the Chief Executive Officer, taking into account the overall performance of such individuals and the Company’s performance in achieving its targeted EBITDA goal.

Long-Term Incentives. For the past several years, the Company’s primary long-term incentive program has been the awarding of stock options. Effective February 14, 2006, under the Company’s Incentive Compensation Plan, which has been approved by its stockholders, executive officers were also granted restricted stock awards. The Plan also allows the grant of stock appreciation rights and other incentive awards. To date, the Company has only granted stock options and awarded restricted stock as long-term incentive awards. Such awards are intended to provide long-term incentives to the executives to build stockholder value. The options are subject to vesting periods and limited windows of exercisability upon departure to encourage the executive to remain with the Company. The restricted stock awards are performance-based and subject to forfeiture based on the relative stock price performance of the Company compared to certain of its public peers over the time period set forth in each individual award, three years for the stock awarded in February 2006.

Factors in determining long-term incentive awards include the specific responsibilities of the executive, individual contributions, market factors, including for 2005, the consultant’s report, the stock price of the Company, relative cash compensation levels and the other specific actions and strategic activities discussed above.

Compensation of Chief Executive Officer

Mr. Todd Hornbeck’s salary was $300,000 for 2005, but has been raised to $450,000 for 2006 based on an analysis of the factors discussed above, including market comparables set forth in the consultant’s report and his blend of salary, potential cash bonus compensation and long-term incentive equity awards.

The cash bonus payment to Mr. Todd Hornbeck for 2005 under his employment agreement recognizes significant accomplishments in 2005, including substantially exceeding the EBITDA target. Accordingly, the bonus paid to Mr. Todd Hornbeck under the EBITDA goal and discretionary components of the contractual bonus provisions was 200% of his 2005 base salary. The compensation committee took into account several significant accomplishments in 2005, including the follow-on debt and equity offerings, expansion of the vessel building programs, the manner in which the Company dealt with Hurricanes Katrina and Rita and other strategic activities. Based on a general performance evaluation, market conditions, including the 2005 consultant’s report, and other factors as discussed above, in February 2005 the Company granted Mr. Todd Hornbeck options to acquire 55,000 shares of common stock and in February 2006 granted him options to acquire an additional 49,000 shares of common stock and awarded him 15,000 base shares and 15,000 bonus shares of performance-based restricted stock, subject to the stock price performance standards discussed under “Executive Compensation” above.

Tax Deductibility Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company may not deduct certain forms of compensation in excess of $1,000,000 paid to any of the named executive officers that are employed by the Company at year-end. The compensation committee believes that it is generally in the Company’s best interests to comply with Section 162(m). However, notwithstanding this general approach, the compensation committee also believes that there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Bernie W. Stewart (Chairman)
Steven W. Krablin
Patricia B. Melcher
David A. Trice
Andrew L. Waite

March 24, 2006

PERFORMANCE GRAPH

The following graph compares the change in the cumulative total stockholder return on our common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index and the cumulative total return of the Philadelphia Stock Exchange Oil Service Sector Index from the company’s IPO through the end of the 2005 fiscal year. The graph assumes the investment of $100 on March 26, 2004, at closing prices on December 31, 2005, and the reinvestment of dividends of companies in such indexes. The Philadelphia Stock Exchange Oil Service Sector Index consists of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

Compensation Committee Interlocks and Insider Participation

None of our executive officers, employees or former executive officers serve on the compensation committee. None of our executive officers serve as a member of a compensation committee or Board of Directors of any other entity, which has an executive officer serving as a member of our Board of Directors.

Employment Agreements

Todd M. Hornbeck serves as our President, Chief Executive Officer and Secretary, Carl G. Annessa serves as our Executive Vice President and Chief Operating Officer, and James O. Harp, Jr. serves as our Executive Vice President and Chief Financial Officer. Each of Messrs. Todd Hornbeck, Annessa and Harp serves under an employment agreement, as amended, with a current term expiring December 31, 2008. The terms of each of their agreements automatically extend for an additional year every January 1, unless terminated before any such date by the employee or us.

For the fiscal year ended December 31, 2005, the employment agreements of Messrs. Todd Hornbeck, Annessa and Harp, in each case, as amended, provided for annual base salaries of $300,000, $240,000 and $215,000 respectively. Their annual base salaries for 2006 have been increased to $450,000, $290,000 and $270,000 respectively.

If, during the terms of their respective agreements, we terminate the employment of Messrs. Todd Hornbeck, Annessa or Harp for any reason other than for cause, he will be entitled to receive his salary until the actual termination date of his agreement. If we should undergo a change in control while the agreements are in effect and Messrs. Todd Hornbeck, Annessa or Harp is either constructively or actually terminated under the conditions set forth in his agreement, then he will be entitled to receive three times his salary for the year in which the termination occurs and, in general, three times the bonus he received for the previous year.

Mr. Todd Hornbeck has agreed that during the term of his agreement and Messrs. Annessa and Harp have each agreed that during the term of their respective agreements and for a period of one year after termination, they will not (1) be employed by or associated with or own more than five percent of the outstanding securities of any entity that competes with us in the locations in which we operate, (2) solicit any of our employees to terminate their employment or (3) accept employment with or payments from any of our clients or customers who did business with us while employed by us. We may elect to extend Mr. Annessa’s noncompetition period for an additional year by paying his compensation and other benefits for an additional year.

Effective March 11, 2005, the Company and Messrs. Todd Hornbeck, Annessa and Harp amended one of the performance measures in their respective employment agreements. Historically, 50% of their potential bonus had been based on achieving an EPS target. The amendment eliminated the performance measure based on EPS and provided that 50% of the aggregate potential bonus would continue to be based on achieving an EBITDA target while the remainder would be determined at the discretion of the compensation committee, taking into account a variety of factors. On February 14, 2006, the compensation committee and Messrs. Todd Hornbeck, Annessa and Harp agreed in concept to further amend their employment agreements to conform the minimum bonus factor among the three executives and to adjust the upper achievement levels necessary to receive the maximum bonus amount related to the component based on EBITDA. For a detailed description of the employment agreements, as amended, of Messrs. Hornbeck, Annessa and Harp related to base salary amounts and performance measures, please see the discussions under the captions “Executive Compensation” and “Compensation Committee Report on Executive Compensation.”

First Amended and Restated Incentive Compensation Plan Information

Our Board of Directors and stockholders adopted an Incentive Compensation Plan, which was amended and restated with their respective approvals in 2003. The purpose of the First Amended and Restated Incentive Compensation Plan, or the Plan, is to strengthen our

Company by providing an incentive to our employees, officers, consultants, non-employee directors and advisors to devote their abilities and energies to our success. The Plan provides for the granting or awarding of incentive and nonqualified stock options, stock appreciation and dividend equivalent rights, restricted stock and performance shares. All outstanding awards relate to our common stock. With the approval of our stockholders, we have reserved 3,500,000 shares of our common stock for issuance pursuant to awards made under the Plan, of which 1,317,788 shares were available for future grants as of March 1, 2006.

The following table summarizes information as of December 31, 2005 about our Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,248,412	$14.45	2,503,939
Equity compensation plans not approved by security holders	—	—	—

Total	1,248,412	$14.45	2,503,939

(1)	Does not include the effect of 265,344 shares governed by restricted stock awards and options to purchase 239,180 shares, each granted in connection with annual compensation reviews in early 2006 in part for services rendered in 2005.

The Plan is administered by the compensation committee. Subject to the express provisions of the Plan and directions from the Board, the committee is authorized, among other things:

•	to select the persons to whom stock, options and other awards will be granted;

•	to determine the type, size and terms and conditions of stock options and other awards;

•	to establish the terms for treatment of stock options and other awards upon a termination of employment; and

•	to delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan related to non-executive employee compensation pursuant to conditions or limitations as the compensation committee may establish, subject to certain limitations.

Under the Plan, awards other than stock options and stock appreciation rights given to any of our executive officers whose compensation must be disclosed in our annual securities filings and who is subject to the limitations imposed by Section 162(m) of the Code must be based on the attainment of certain performance goals established by the compensation committee. Under the Plan, the performance measures that may be used by the compensation committee to establish any performance goal that must be attained are limited to earnings per share, return on assets, return on equity, return on capital, net profits after taxes, net profits before taxes, operating profits, stock price and sales or expenses. If the Second Amended and Restated Plan in the form attached to this Proxy Statement is approved by the stockholders, EBITDA will be added as an additional performance measure that may be used by the compensation committee in administering performance-based compensation. Additionally, material terms of the performance goals must include the maximum amount of compensation that could be paid any employee, or the formula for calculating the amount of compensation payable if the goals are met; and both the goals and the formulas must be sufficiently objective so that a third party with knowledge of the relevant performance results could assess that the goals were met and calculate the amount to be paid.

Consistent with certain provisions of the Code, there are other restrictions providing for a maximum number of shares that may be granted in any one year to a named executive officer and a maximum amount of compensation payable as an award under the Plan (other than stock options and stock appreciation rights) to a named executive officer.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of March 15, 2006:

•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;

•	each of our directors; and

•	each of our executive officers and all of our executive officers and directors as a group.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

Name	Shares of Common Stock Beneficially Owned (†)		Percentage of Common Stock Beneficially Owned (%)
Executive Officers and Directors:
Todd M. Hornbeck	647,757	(1)	2.4
Carl G. Annessa	117,999	(2)	*
James O. Harp, Jr.	90,266	(3)	*
Samuel A. Giberga	23,716	(4)	*
John S. Cook	32,846	(5)	*
Timothy P. McCarthy	22,832	(6)	*
Larry D. Hornbeck	142,999	(7)	*
Bruce W. Hunt	49,011	(8)	*
Steven W. Krablin	3,000	(9)	*
Patricia B. Melcher	46,411	(10)	*
Bernie W. Stewart	56,980	(11)	*
David A. Trice	11,411	(12)	*
Andrew L. Waite	22,294	(13)	*
All directors and executive officers as a group (13 persons)	1,267,122	(14)	4.6
Other 5% Stockholders:
SCF-IV, L.P.	1,591,008	(15)	5.9
FMR Corp	2,451,263	(16)	9.0
William Herbert Hunt Trust Estate	2,058,391	(17)	7.6

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
†	“Beneficial ownership” is a term broadly defined by the Commission in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership”, meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of March 15, 2006 that such person or group has the right to acquire within 60 days after such date.
(1)	Includes 20,000 shares held by several family trusts for which Todd M. Hornbeck either serves as trustee or holds voting power pursuant to a power of attorney, options to purchase an aggregate of 110,933 shares and 30,000 shares of performance-based restricted stock that are subject to forfeiture. Under the terms of a voting arrangement entered into in 2000, Mr. Todd Hornbeck may be deemed to be a beneficial owner of the shares beneficially owned by SCF-IV, L.P., as described in the table above and the related footnotes. Mr. Todd Hornbeck disclaims beneficial ownership of all shares beneficially owned by SCF-IV, L.P.
(2)	Includes options to purchase an aggregate of 72,999 shares of common stock and 14,600 shares of performance-based restricted common stock that are subject to forfeiture.

(3)	Includes options to purchase an aggregate of 56,666 shares of common stock and 14,600 shares of performance-based restricted common stock that are subject to forfeiture.
(4)	Includes options to purchase an aggregate of 11,666 shares of common stock and 11,750 shares of performance-based restricted common stock that are subject to forfeiture.
(5)	Includes options to purchase an aggregate of 21,933 shares of common stock and 10,500 shares of performance-based restricted common stock that are subject to forfeiture.
(6)	Includes options to purchase an aggregate of 16,600 shares of common stock and 5,732 shares of performance-based restricted common stock that are subject to forfeiture.
(7)	Includes options to purchase an aggregate of 18,911 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture.
(8)	Includes options to purchase an aggregate of 28,511 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture. Mr. Hunt is a representative of the William Herbert Hunt Trust Estate. As such, Mr. Hunt may be deemed to have voting and dispositive power over the shares beneficially owned by the Trust Estate, as described in the table above and the related footnotes. Mr. Hunt disclaims beneficial ownership of the shares owned by the Trust Estate.
(9)	Includes 2,500 shares of restricted common stock that are subject to forfeiture.
(10)	Includes options to purchase an aggregate of 4,445 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture.
(11)	Includes options to purchase an aggregate of 30,005 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture.
(12)	Includes options to purchase an aggregate of 6,911 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture.
(13)	Includes options to purchase an aggregate of 18,910 shares of common stock and 2,500 shares of restricted common stock that are subject to forfeiture. Mr. Waite serves as Managing Director of L.E. Simmons & Associates, Incorporated, the ultimate general partner of SCF-IV, L.P. As such, Mr. Waite may be deemed to have voting and dispositive power over the shares beneficially owned by SCF-IV, L.P. Mr. Waite disclaims beneficial ownership of the shares beneficially owned by SCF-IV, L.P. and all shares with respect to which SCF-IV, L.P. has disclaimed beneficial ownership in footnote 15 below.
(14)	Includes options to purchase an aggregate of 398,490 shares of common stock and 104,682 shares of restricted common stock that are subject to forfeiture.
(15)	Based on a Schedule 13G dated February 14, 2006 filed with the SEC reflecting shares beneficially owned by the reporting person at December 31, 2005. SCF-IV, L.P. is a limited partnership of which the ultimate general partner is L.E. Simmons & Associates, Incorporated. The Chairman of the Board and President of L.E. Simmons & Associates, Incorporated is Mr. L.E. Simmons. As such, Mr. Simmons may be deemed to have voting and dispositive power over the shares owned by SCF-IV, L.P. The address of Mr. Simmons and SCF-IV, L.P. is 6600 J.P. Morgan Chase Tower, 600 Travis Street, Houston, Texas 77002. Pursuant to a voting arrangement entered into between SCF-IV, L.P. and us in connection with our private placement of common stock completed in October 2001, SCF is restricted from voting 269,346 of those shares. Under the terms of a voting arrangement entered into in 2000, SCF-IV, L.P. may be deemed to be the beneficial owner of the shares beneficially owned by Todd Hornbeck, as described in the table above and the related footnotes, the 440,651 shares beneficially owned by Troy Hornbeck and an indeterminate number of shares beneficially owned by Cari Investment Company. SCF-IV, L.P. disclaims beneficial ownership of all shares beneficially owned by Todd and Troy Hornbeck and Cari Investment Company.
(16)	Based on a Schedule 13G dated February 14, 2006 filed with the SEC reflecting shares beneficially owned by the reporting person at December 31, 2005. FMR Corp’s address is 82 Devonshire Street, Boston Massachusetts 02109.
(17)	Based on a Schedule 13G dated February 8, 2005 filed with the SEC to reflect shares beneficially owned by the reporting person at December 31, 2004. There were no transactions by the Trust Estate relating to the Company in 2005. The Trust Estate’s address is 3900 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201.

Certain Relationships and Related Transactions

The following is a discussion of transactions between our Company and its executive officers, directors and stockholders owning more than 5% of our common stock. We believe that the terms of each of these transactions were at least as favorable as could have been obtained in similar transactions with unaffiliated third parties.

Under the terms of a stockholders’ agreement among SCF-IV, L.P., Todd M. Hornbeck, Troy A. Hornbeck, Cari Investment Company and us, Messrs. Todd and Troy Hornbeck and Cari Investment Company have agreed to vote their shares in favor of SCF-IV, L.P.’s designee to our Board, so long as SCF-IV, L.P. owns at least 5% of our outstanding common stock. Under the current terms of this agreement, SCF-IV, L.P. also agrees to vote its shares in favor of two designees of Messrs. Todd and Troy Hornbeck. Pursuant to a voting arrangement entered into between SCF-IV, L.P. and us, SCF-IV, L.P. is restricted from voting 269,346 of its shares.

Under the terms of certain agreements, various persons, including Todd M. Hornbeck, Troy A. Hornbeck, Larry D. Hornbeck, Carl G. Annessa, James O. Harp, Jr., Patricia B. Melcher, David A. Trice, SCF-IV, L.P. and the William Herbert Hunt Trust Estate, have the right to include some or all of their shares of common stock of the Company in any registration statement that we file involving our common stock, subject to certain limitations. Messrs. Todd and Troy Hornbeck and the holders of a majority of the shares of our common stock issued in a November 2000 private placement, including, if applicable, SCF-IV, L.P. are entitled to require us to file a registration statement under the Securities Act of 1933 to sell some or all of the common stock held by them.

Todd M. Hornbeck, Troy A. Hornbeck and Cari Investment Company have agreed to give us notice of and an opportunity to make a competing offer regarding a decision by any of them to sell or consider accepting an offer to sell to a single person or entity shares of common stock representing 5% or more of our common stock, other than in compliance with Rule 144 or to an affiliate or family member of the holder. SCF-IV, L.P. has also agreed to give us notice of and an opportunity to make a competing offer regarding a decision by it to sell or consider accepting an offer to sell to a single person or entity shares of common stock representing 5% or more of our common stock. SCF-IV, L.P. is further prohibited from transferring any of its shares of our common stock to any person or entity that is a competitor of ours. In addition, certain purchasers that participated in our 2003 private placement agreed to a similar restriction prohibiting the transfer of any of their shares of our common stock to any person or entity that is a competitor of ours.

The Company has entered into indemnity agreements with its executive officers and directors that provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as an executive officer and director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. These agreements are in addition to the indemnification provided to the Company’s officers and directors under its Bylaws and in accordance with Delaware law. The Company has agreed to indemnify Todd M. Hornbeck, the Company’s President and Chief Executive Officer for any claims, demands, causes of action and damages that may arise from use of his personal boat for Company business purposes.

For the past eight years, Larry D. Hornbeck’s family has personally supported the development of the Company by hosting numerous events at the Hornbeck Family Ranch, located in Houston County, Texas, including constructing at their own expense, a hunting lodge and related facilities. The Hornbeck Family Ranch and related facilities have been used for functions intended to foster client and vendor relations, management retreats, Board meetings and special Company promotional events. Until December 31, 2005, these facilities had been used by the Company without charge. The Board has determined that the use of the Hornbeck Family Ranch in the past has been beneficial to the Company’s business.

As of February 14, 2006, the Company entered into a Facilities Use Agreement and effected an amendment to an existing Indemnification Agreement with Larry D. Hornbeck, one of our directors. The Facilities Use Agreement and the amendment to such Indemnification Agreement are effective as of January 1, 2006, and were approved by our audit committee and by the independent members of the Board of Directors on February 14, 2006.

The agreements govern the Company’s use of the Hornbeck Family Ranch and related facilities. The Facilities Use Agreement will remain in effect until December 31, 2007 unless it is terminated or extended by its terms. The Facilities Use Agreement automatically renews on an annual basis unless either party provides the other party 30 day’s written notice of termination. The Facilities Use Agreement also provides that the Company will pay Mr. Larry Hornbeck an annual use fee of $150,000 for the Company’s use of the facilities and reimburse Mr. Larry Hornbeck for certain other variable costs related to the Company’s use of the ranch facility. In addition to costs incurred directly by the Company for such activities, the Company replenishes expendable goods used by Company invitees to the facility. The Company has provided, and may, from time to time in the future at its own expense and with Mr. Larry Hornbeck’s prior approval, provide additional amenities for its representatives and invitees. Certain of these amenities may, by their nature, remain with the property should the Company ever cease to use the Ranch. In approving the Facilities Use Agreement and establishing the use fee amount, the audit committee and independent members of the Board considered the costs of comparable facilities and determined that the combined facilities use fee and anticipated reimbursement of variable costs was substantially lower than costs for the use of such comparable facilities.

The Indemnification Agreement, as amended, provides that the Company will indemnify Mr. Larry Hornbeck and certain other indemnitees for any claims, demands, causes of action and damages that may arise out of the Company’s use of the Hornbeck Family Ranch and related facilities.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE. Officers, directors and greater than 10% stockholders are also required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based on a review of the Forms 3 and 4 filed during the 2005 fiscal year and written certifications provided to the Company, the Company believes that all of these reporting persons timely complied with their filing requirements.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the audit committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the audit committee has met and held discussions with management, the independent auditors and the separate accounting consultants engaged to ascertain compliance with Section 404 of the Sarbanes-Oxley Act and to perform the internal audit function. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, both with and without management present. In addition, the audit committee has discussed with the Company’s independent auditors all communications required by generally accepted auditing standards, including those required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence. The audit committee also discussed with management, the independent consultant and professionals performing the internal audit function and the independent auditors the quality and adequacy of the Company’s internal controls. The audit committee reviewed with the independent auditor its audit plans, audit scope and identification of audit risks and reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent auditors.

Based on the audit committee’s discussions with management and the independent auditors, and the audit committee’s review of the audited financial statements, representations of management and the report of the independent auditors, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission. The audit committee reappointed Ernst & Young LLP as independent accountants and auditors for the 2006 fiscal year, subject to stockholder approval. The audit committee reviewed and recommended and the Board approved an amended audit committee charter effective August 2, 2005, a copy of which is attached as Appendix B to the Proxy Statement of which this report is a part.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Patricia B. Melcher (Chair)

Bruce W. Hunt

Steven W. Krablin

Bernie W. Stewart

March 24, 2006

Other Matters

Neither we nor any of the persons named as proxies know of matters other than those described above to be voted on at the 2006 Annual Meeting of Stockholders. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board of Directors.

Our 2005 Annual Report to Stockholders, which contains a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

Stockholders may also obtain a copy of the Company’s Annual Report on Form 10-K most recently filed with the Commission without charge by writing to the Corporate Secretary of the Company at 103 Northpark Boulevard, Suite 300, Covington, Louisiana 70433. The Company’s Annual Report on Form 10-K and other filings with the Commission may also be accessed on the Company’s website at www.hornbeckoffshore.com.

By order of the Board of Directors,

Todd M. Hornbeck

Secretary

APPENDIX A

SECOND AMENDED and RESTATED

HORNBECK OFFSHORE SERVICES, INC.

~~AMENDED and RESTATED~~ INCENTIVE COMPENSATION PLAN

SECTION 1. PURPOSE OF THIS PLAN

The purposes of the Hornbeck Offshore Services, Inc. Incentive Compensation Plan are to (i) promote the interests of Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”) and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective ~~employees~~Employees and non-employee Directors (as hereinafter defined) by offering such ~~employees~~Employees and non-employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (ii) promote the Company’s long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards~~, Dividend Equivalent Rights~~ and any other Awards (as such terms are hereinafter defined), or any combination thereof.

SECTION 2. DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

2.1. “Award” shall mean the grant of a Stock Option, ~~a~~ Stock Appreciation Right, Restricted Stock, ~~a~~ Performance Award, ~~a Dividend Equivalent Right~~ or any other grant of incentive compensation pursuant to this Plan.

~~2.2. “Award Period” shall have the meaning set forth in Subsection 17.2 of this Plan.~~

2.2. ~~2.3.~~ “Book Value” shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

2.3. ~~2.4.~~ “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.4. ~~2.5.~~ “Cause” shall mean termination of a Participant’s employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

(a) The Participant’s failure to substantially perform such Participant’s duties with the Company or any Subsidiary as determined by the ~~Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant’s incapacity during physical or mental illness or disability)~~Board or the Company;

(b) The Participant’s willful failure or refusal to perform specific directives of the Board or the Company, which directives are consistent with the scope and nature of the Participant's duties and responsibilities~~, and which are not remedied by the~~

~~Participant within thirty (30) days after being notified in writing of such Participant’s failure by the Board~~;

(c) The Participant’s conviction of a felony; or

(d) A breach of the Participant’s fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant’s duties for the Company or any Subsidiary of any policy, rule, or directive of the Company or any Subsidiary, or of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant’s part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

2.5. ~~2.6.~~ “Change in Control” shall mean, after the Effective Date, (i) the occurrence of an event of a nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form) promulgated pursuant to the Exchange Act; provided, without limitation, such a Change in Control shall be deemed to have occurred if (a) any Person or Group (other than (A) the Company, (B) a wholly-owned Subsidiary, (C) any ~~employee~~Employee benefit plan (including, without limitation, an ~~employee~~Employee stock ownership plan) adopted by the Company or any wholly-owned Subsidiary or (D) any trustee or other fiduciary holding securities under any ~~employee~~Employee benefit plan adopted by the Company or any Subsidiary), becomes the “beneficial owner” (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any Material Subsidiary representing fifty percent (50%) or more of the combined voting power of the Company’s or such Material Subsidiary's then outstanding securities or (b) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (ii) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (iii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

2.6. ~~2.7.~~ “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

2.7. ~~2.8.~~ “Committee” shall mean the Compensation Committee of the Board as such Compensation Committee may be constituted from time to time~~; provided, however, membership~~ pursuant to the terms of the Compensation Committee Charter of the Board. Membership on the Committee shall be limited to Directors who (i) meet the independence requirements of the New York Stock Exchange and any other regulatory requirements, (ii) qualify as “Non-Employee Directors” (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act) ~~who are also “outside directors,” as required pursuant to~~, and (iii) satisfy the requirements of an “outside director,” for purposes of Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder~~; and provided further, the Committee will consist of not less than two (2) such Directors~~. Once appointed by the Board, members of the Committee, shall, except for any period of suspension, hold office until their successors are duly elected and qualified or until their earlier resignation, removal or death. Membership in the Committee shall be subject to the rotation policy set forth in the Company’s corporate governance guidelines. All members of the Committee will serve at the pleasure of the Board. Notwithstanding the foregoing, if the composition of the Committee does not comply with the foregoing provisions of this Subsection, the entire Board shall constitute the Committee until such time as a proper Committee is appointed in accordance with the foregoing provisions of this Subsection.

2.8. ~~2.9.~~ “Common Stock” shall mean the Common Stock, par value $.01 per share, of the Company.

2.9. ~~2.10.~~ “Company” shall have the meaning set forth in Section 1 of this Plan.

2.10. ~~2.11.~~ “Consultant” shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services including, without limitation, any nonvoting advisory director who may be appointed by the Board.

2.11. ~~2.12.~~ “Corporate Transaction” shall mean any recapitalization (other than a transaction contemplated by Subsection 13(a)), merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Subsection 13(a)).

2.12. ~~2.13.~~ “Designated Beneficiary” shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

2.13. ~~2.14.~~ “Director” shall mean any member of the Board.

2.14. ~~2.15. “Disability” shall mean permanent and total inability~~“Disability” shall mean the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity~~, even with reasonable accommodation,~~ by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can ~~reasonably~~ be expected to last ~~without material interruption~~ for a continuous period of not less than twelve (12) months~~, as determined in the sole discretion of the Committee or the Board.~~

~~2.16. “Dividend Equivalent Right” shall mean the right of the holder thereof to receive payments based on the cash or stock dividends or other distributions that would have been paid on the number of Shares specified in an Award granting Dividend Equivalent Rights if the number of Shares subject to such Award were held by such holder on the record date for determining shareholders to whom dividends are payable.~~

2.15. ~~2.17. “Effective Date” shall mean November         , 1997.~~“Effective Date” shall mean November         , 1997.

2.16. “Employee” shall mean any person, including an officer of the Company or a Subsidiary, within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the Exchange Act), or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or a Subsidiary. The provision of compensation by the Company or a Subsidiary to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Subsidiary.

2.17. ~~2.18.~~ “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

2.18. ~~2.19.~~ “Fair Market Value” shall mean with respect to the Shares, as of any date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the composite tape~~, as published in The Wall Street Journal,~~ of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Common Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares, as published in The Wall Street Journal or such other source as the Committee or the Board deems reliable; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Common Stock as quoted on the National Market System of the NASD; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Common Stock are not so furnished by the NASD or a similar organization, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.19. ~~2.20.~~ “Group” shall have the meaning ascribed to such term in Section 13(d) of the Exchange Act.

2.20. ~~2.21.~~ “Incentive Stock Option” shall mean ~~any option to purchase Shares awarded pursuant to this Plan which qualifies as an “Incentive Stock Option” pursuant to~~a Stock Option granted under the Plan to an Employee that meets the requirements of Section 422 of the Code.

~~2.22. “Limited Stock Appreciation Rights” shall have the meaning set forth in Subsection 7.4 of this Plan.~~

2.21. ~~2.23.~~ “Material Subsidiary” shall mean any Subsidiary of which the Book Value or fair market value (whichever is greater) constitutes fifty percent (50%) or more of the Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

~~2.24. “Named Executive Officer” shall have the meaning set forth in Subsection 17.1 of this Plan.~~

2.22. ~~2.25.~~ “NASD” shall mean the National Association of Securities Dealers, Inc.

2.23. ~~2.26.~~ “Non-Qualified Stock Option” shall mean ~~any option~~a Stock Option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

~~2.27. “Non-Share Method” shall have the meaning set forth in Subsection 6.6(c) of this Plan.~~

~~2.28. “Non-Tandem Stock Appreciation Right” shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a Stock Option.~~

2.24. ~~2.29.~~ “Optionee” shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

2.25. ~~2.30.~~ “Participant” shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

2.26. ~~2.31.~~ “Performance Award” shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board may determine, at the end of a specified ~~performance period~~Performance Period established by the Committee or Board and may include, without limitation, Performance Shares or Performance Units.

2.27. “Performance Goal” shall mean any goal established by the Committee or its designee that must be satisfied before a Performance Award will be payable to the recipient of the Award. With respect to a Performance Measure selected by the Committee for purposes of complying with Section 162(m) of the Code, “Performance Goal” shall mean the specific target that must be met before a Performance Award subject to Section 162(m) of the Code will be payable to the recipient of the Award.

2.28. “Performance Measure” shall mean each of the business criteria the Company may use in establishing a Performance Goal. For purposes of the Plan, Performance Measures are limited to earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; sales or expenses and earnings before interest, taxes, depreciation, amortization and loss on early extinguishment of debt or “EBITDA.”

2.29. “Performance Period” shall mean the period established by the Committee at the time any Award is granted or at any time thereafter over which a Performance Goal specified by the Committee with respect to such Award will be measured.

2.30. ~~2.32.~~ “Performance Shares” shall have the meaning set forth in Subsection 9.1 of this Plan.

2.31. ~~2.33.~~ “Performance Units” shall have the meaning set forth in Subsection 9.1 of this Plan.

2.32. ~~2.34.~~ “Permitted Modification” shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides (i) in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, (ii) in connection with a Stock Appreciation Right, that subsequent to the consummation of the Corporate Transaction (A) the base price of such Stock Appreciation Right will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the benefits to be received by the holder of such Stock Appreciation Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, and (iii) in connection with a Dividend Equivalent Right, that subsequent to the consummation of the Corporate Transaction the benefits to be received by the holder of such Dividend Equivalent Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

2.33. ~~2.35.~~ “Person” shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

2.34. ~~2.36.~~ “Plan” shall mean this Hornbeck Offshore Services, Inc. Incentive Compensation Plan as it may be amended from time to time.

2.35. ~~2.37.~~ “Reload Option” shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

2.36. ~~2.38.~~ “Reorganization” shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

2.37. ~~2.39.~~ “Restricted Stock” shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

~~2.40. “Retirement” shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.~~

2.38. “Retirement” shall mean, with respect to an Employee of the Company or any Subsidiary, the Employee’s retirement from employment with the Company or any of its Subsidiaries, other than discharge for Cause, on or after the date the Employee attains age 60 provided the Employee has ten (10) years of service as of the date the Employee retires from service, or on or after the Employee attains age 65. With respect to a non-employee Director or advisory director, “Retirement” shall mean such non-employee Director’s or advisory director's termination of service as a member of or advisory director to the Board, on or after the date such non-employee Director or advisory director completes five (5) years of service as a member of or advisory director to the Board.

2.39. ~~2.41.~~ “Securities Act” shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

~~2.42. “Share Retention Method” shall have the meaning set forth in Subsection 6.6(c) of this Plan.~~

2.40. ~~2.43.~~ “Shares” shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.41. ~~2.44.~~ “Stock Appreciation Right” shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right). A Stock Appreciation Right may be issued on its own or in tandem with a ~~Tandem Stock Appreciation Right, Non-Tandem Stock Appreciation Right or Limited Stock Appreciation Right.~~Stock Option and shall be subject to such limitations as the Committee or the Board may impose.

2.42. ~~2.45.~~ “Stock Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option.

2.43. ~~2.46.~~ “Subsidiary” shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

~~2.47. “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.~~

2.44. ~~2.48.~~ “Transactional Consideration” shall have the meaning set forth in Subsection 13(b) of this Plan.

SECTION 3. ADMINISTRATION OF THIS PLAN

3.1 Committee. This Plan shall be administered and interpreted by the Committee.

3.2 Awards.

(a) Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

(i) determine the Persons to whom Awards are to be granted;

(ii) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

(iii) interpret the provisions of this Plan;

(iv) prescribe, amend and rescind rules and regulations relating to this Plan;

(v) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans; provided, however, that such loans shall not be available to any recipient of an Award who is a Director or executive officer of the Company or any Affiliate if such loan would be treated as a personal loan prohibited under Section 13(k) of the Exchange Act;

(vi) rely upon ~~employees~~Employees of the Company or outside service providers for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(vii) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award;

(viii) delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Persons who are subject to Section 16 of the Exchange Act; and

(ix) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

(b) Without limiting the Board’s right to amend this Plan pursuant to Section 14, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board, to the extent such Award by the Board would not implicate any applicable securities laws, the rules of any exchange upon which the Company's securities are traded, or any other applicable law, may deem necessary or appropriate.

3.3 Procedures.

(a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

(b) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

(c) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

SECTION 4. SHARES SUBJECT TO PLAN

~~4.1. Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 3,500,000 (subject to adjustment as provided in this Plan) unless increased or decreased by reason of changes in the~~

~~capitalization of the Company as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.~~

4.1. ~~4.2. Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a Stock Option granted in tandem with a Stock Appreciation Right that is settled by a cash payment, such Shares may again be made the subject of an Award granted pursuant to this Plan~~Limitations. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 3,500,000 shares. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash. The following shares of Common Stock related to Awards will be available for issuance again under the Plan:

(a) Common Stock related to Awards settled in cash;

(b) Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any other reason without the issuance of the Common Stock;

(c) Common Stock equal in number to the shares of Common Stock surrendered in payment of the exercise price of an Option; and

(d) Common Stock tendered or withheld in order to satisfy withholding tax obligations.

Notwithstanding the foregoing, paragraph (c) will only be utilized to add back Shares of Common Stock for the first ten (10) years following shareholder approval of the Plan, and (d) will only be utilized for the first ten (10) years following shareholder approval of the Plan to add back shares of Common Stock withheld from an Award in order to satisfy the withholding tax obligation with respect to Restricted Stock Awards. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

4.2. Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 411,000 shares of Common Stock.

SECTION 5. ELIGIBILITY AND GRANT OF AWARDS

~~Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and non-employee Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.~~

5.1. Eligibility. Any Employee, non-employee Director whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company, or a Consultant is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, non-employee Director or Consultant.

A Participant may be granted more than one Award and Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, non-employee Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, non-employee Directors and Consultants who receive, or are eligible to receive, Awards under the Plan.

5.2. Grant of Awards. The grant of an Award shall be authorized by the Committee or the Board and shall be evidenced by an Award agreement setting forth the type of Award or Awards being granted, the total number of Shares subject to the Award(s), the Stock Option price (if applicable), the restriction period (if applicable), the term of the Award, the date of the grant of the Award, and such other terms, provisions, limitations, and, if applicable, Performance Goals, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award agreement with a Participant after the Committee approves the issuance of an Award. The Plan was originally submitted to and approved by the Company’s stockholders in 2003. This amended and rested version of the Plan shall be submitted to the Company's stockholders for approval.

If the Committee establishes a purchase price, if any, for an Award of Restricted Stock, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the date of the grant of the Award by executing the applicable Award agreement and paying such purchase price.

SECTION 6. STOCK OPTIONS

6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only ~~employees~~Employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

6.2. Incentive Stock Options Limitations.

(a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

~~(b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.~~

~~(c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.~~

(b) ~~(d)~~ In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

(c) ~~(e)~~ To the extent shareholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of ~~employees~~Employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

(d) ~~(f)~~ No Incentive Stock Option shall be granted to any ~~employee~~Employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

6.3. Option Exercise Price. The option exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Stock Option on the date of the grant of the Stock Option. Notwithstanding anything herein to the contrary, in no event shall any Employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

6.4. ~~6.3.~~ Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

6.5. ~~6.4.~~ Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to ~~employees~~Employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

(a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an ~~employee~~Employee of the Company or a Subsidiary, be exercised during the three month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an ~~employee~~Employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

(b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for a reason other than termination for Cause) to be such an ~~employee~~Employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee’s death, be exercised by the Optionee’s Designated Beneficiary during the one year period immediately following the date of the Optionee’s death (or within such other period as may be specified in the applicable option agreement);

(c) If the Optionee ceases to be an ~~employee~~Employee of the Company or a Subsidiary by reason of the Optionee’s Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an ~~employee~~Employee of the Company or a Subsidiary, may be exercised by the Optionee or the Optionee’s legal guardian during the one year period immediately following such date (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

(d) If the Optionee’s employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable. Nothing contained in this Subsection ~~6.4~~6.5 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or non-employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or non-employee Director or termination of a Consultant’s or non-employee Director’s relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

6.6. ~~6.5.~~ Vesting of Stock Options.

(a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

(b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Subsections ~~6.3~~6.4 and ~~6.4~~6.5) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

(c) Upon the occurrence of a Change in Control, all Stock Options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable.

(d) Unless otherwise provided in a specific Award agreement, in the event of the Retirement of an Employee or a non-employee Director or advisory director, all Stock Options and any associated Stock Appreciation Rights granted pursuant to this Plan shall upon such Retirement become fully vested and immediately exercisable according to the terms of the respective agreement evidencing such Stock Option and/or Stock Appreciation Right.

6.7. ~~6.6.~~ Manner of Exercise of Stock Options.

(a) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, ~~shall be evidenced by a written notice delivered by the Optionee to the Company. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:~~will, unless otherwise provided in a specific Award agreement, be pursuant to the administrative procedures established by the Company or its authorized designee. Payment for the Shares to be purchased upon exercise of a Stock Option may be made in cash (by check) or in one or more of the following methods as may be stated in the Award Agreement (at the Date of Grant with respect to any Stock Option granted as an Incentive Stock Option), approved by the Company and where permitted by law: (i) if a public market for the Common Stock exists, in a cashless exercise through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the NASD (an “NASD Dealer”) whereby the Optionee elects to exercise the Stock Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock from the Company in order to complete the Optionee’s trade, to forward the exercise price, received by the NASD Dealer as a result of the trade executed on the same-day as the receipt of the Shares from the Company, directly to the Company; (ii) if a public market for that class of Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Stock Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (iii) by surrender for cancellation of shares of Common Stock which either (A) have been owned by the Optionee for any applicable holding period and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (B) were obtained by the Optionee in the public market at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company); (iv) where approved by the Committee at the time of exercise, pursuant to Section 3.2(v) of the Plan, by delivery of the Optionee’s promissory note with such recourse, interest, security, redemption and other provisions as the Committee may require, provided that the par value of each of the shares of Common Stock to be purchased is paid for in cash; or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. No shares of Common Stock may be issued until arrangements for the full payment of the purchase price therefor has been made. The payment options provided in Section 6.7(a)(i), (ii), or (iv) above shall not be available to any Optionee who is a Director or executive officer of the Company or any Affiliate if such payment option would be treated as a personal loan prohibited under Section 13(k) of the Exchange Act.

~~(i) in cash (including check, bank draft or money order); or~~

~~(ii) by other consideration acceptable to the Committee in its sole discretion.~~

(b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option (a “Reload Option”) for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

~~(c) The amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option shall, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the “Non-Share Method”) or (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the “Share Retention Method”). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6 (b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.~~

(c) ~~(d)~~ An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

SECTION 7. STOCK APPRECIATION RIGHTS

7.1. Grants. The Committee or the Board may grant to any eligible Consultant, non-employee Director or ~~employee~~Employee of the Company or a Subsidiary ~~either Non-Tandem~~a stand-alone Stock Appreciation ~~Rights~~Right or ~~Tandem~~a Stock Appreciation ~~Rights~~Right issued in tandem with a Stock Option. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee or the Board shall impose. The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee or the Board. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a ~~Tandem~~ Stock Appreciation Right issued in tandem with a Stock Option, the difference between the Fair Market Value of a Share on the date of exercise over the ~~per share~~ exercise price per share of the related Stock Option, or (b) in the case of a ~~Non-Tandem~~stand-alone Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right by (ii) the number of Shares ~~as~~with respect to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee or the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

7.2. Exercisability. A ~~Tandem~~ Stock Appreciation Right granted in ~~connection~~tandem with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination or expiration of the related Incentive Stock Option, (iii) may not ~~exceed~~result in a Participant realizing more than 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the ~~Tandem~~ Stock Appreciation Right is exercised, and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A ~~Tandem~~ Stock Appreciation Right granted in ~~connection~~tandem with a Non-Qualified Stock Option will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine. A ~~Tandem~~ Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a ~~Tandem~~ Stock Appreciation Right is granted in tandem with a Stock Option, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the ~~Tandem~~ Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the ~~Tandem~~tandem Stock Appreciation Right shall have been exercised.

7.3. Certain Limitations on Non-Tandem Stock Appreciation Rights. A ~~Non-Tandem~~stand-alone Stock Appreciation Right will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine. A ~~Non-Tandem~~stand-alone Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Stock Options pursuant to Subsections ~~6.4~~6.5 and ~~6.5~~6.6 of this Plan.

7.4. Limited Stock Appreciation Rights. The Committee and the Board may grant ~~“Limited~~ Stock Appreciation Rights~~,” either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights~~which will become exercisable only upon the occurrence of a Change in Control or such other event as the Committee or the Board may designate at the time of grant or thereafter. Such a Stock Appreciation Right may be issued either as a stand-alone Stock Appreciation Right or in tandem with a Stock Option.

SECTION 8. RESTRICTED STOCK

8.1. Grants. The Committee or the Board may grant Awards of Restricted Stock to any Consultant, non-employee Director or ~~employee~~Employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the ~~grant~~Award agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the forfeiture restrictions applicable to the particular Award, the vesting schedule (which may be based on service, ~~performance~~satisfaction of one or more Performance Goals or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment) or the lapsing of the forfeiture restrictions. Further, the Committee or the Board may grant ~~performance-based~~Performance Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of the forfeiture restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of one or more specified ~~performance~~ goals, including, as necessary to comply with the requirements of Section 162(m) of the Code, Performance Goals, or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the forfeiture restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different forfeiture restrictions and conditions. Unless otherwise set forth in the ~~grant~~Award agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the forfeiture restrictions specified in the Award ~~expire~~lapse. Awards of Restricted Stock are subject to acceleration of vesting, termination of the forfeiture restrictions and termination in the same manner as Stock Options pursuant to Subsections ~~6.4~~6.5 and ~~6.5~~6.6 of this Plan.

8.2. Awards and Certificates. ~~Any~~Evidence of the Award of Restricted Stock issued hereunder may be ~~evidenced~~accomplished in such manner as the ~~Committee or the Board, in its sole discretion,~~Company, or their authorized representative shall deem appropriate including, without limitation, electronic registration, book-entry registration or issuance of a stock certificate or certificates in the name of the Participant or in the name of such other party or parties as the Company and its authorized representative deem appropriate. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire. In the event the Award of Restricted Stock is documented or recorded electronically, the Company and its authorized representatives shall ensure that the Participant is prohibited from selling, assigning, pledging, exchanging, hypothecating or otherwise transferring the Restricted Stock while such Shares are unvested or still subject to the forfeiture restrictions.

SECTION 9. PERFORMANCE AWARDS

9.1. Grants. A Performance Award may consist of either or both, as the Committee or the Board may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee or the Board may determine (“Performance Shares”), or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee or the Board may determine (“Performance Units”). The Committee or the Board may grant Performance Awards to any eligible Consultant, non-employee Director or ~~employee~~Employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting or the lapsing of applicable forfeiture restrictions (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board. If the Committee or the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee or the Board deems satisfactory, the Committee or the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections ~~6.4~~6.5 and ~~6.5~~6.6 of this Plan.

9.2. Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company’s performance or the performance of the Common Stock measured against the performance of the market, the Company’s industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the

Committee or the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee or the Board in its sole discretion.

~~SECTION 10. DIVIDEND EQUIVALENT RIGHTS~~

~~The Committee or the Board may grant a Dividend Equivalent Right to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, either as a component of another Award or as a separate Award, and, in general, each such Participant awarded a Dividend Equivalent Right that is outstanding on a dividend record date for the Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares subject to the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified in a dividend equivalent right agreement which evidences such Award. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.~~

SECTION 10. ~~SECTION 11.~~ OTHER AWARDS

The Committee or the Board may grant to any eligible Consultant, non-employee Director or ~~employee~~Employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.

SECTION 11. ~~SECTION 12.~~ COMPLIANCE WITH SECURITIES AND OTHER LAWS

As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section ~~11~~12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

SECTION 12. ~~SECTION 13.~~ ADJUSTMENTS UPON THE OCCURRENCE OF A REORGANIZATION OR CORPORATE TRANSACTION

(a) In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

(b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as “Transactional Consideration”) as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Subsections 6.1, ~~6.5~~6.6(c), 7.1, 7.3, 8.1 and 9.1) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

(c) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

(i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption ~~(~~or substitution by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction~~)~~ of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Subsections 6.1, ~~6.5~~6.6(c), 7.1, 7.3, 8.1 and 9.1 of this Plan), each such ~~Awards~~Award will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Subsections 6.1, ~~6.5~~6.6(c), 7.1, 7.3, 8.1 and 9.1.

(d) ~~(ii)~~ If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption or substitution by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance-based or otherwise) applicable to Awards which will not be so assumed will, to the extent (i) not otherwise provided for in an Award agreement, or (ii) it will not affect the deductibility of any compensation related to such Award, accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all ~~performance based goals~~Performance Goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards which will not be so assumed or substituted with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

~~(d) Upon the implementation of a reverse stock split in connection with the initial public offering of the Company’s common stock, the maximum number of shares that may be issued with respect to awards granted or to be granted pursuant to the Plan shall remain at 3,500,000 following such reverse stock split, notwithstanding adjustments following such implementation to the number of shares of the Company then outstanding or subject to issuance upon exercise of outstanding options.~~

Nothing contained in this Section ~~13~~12 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

SECTION 13. ~~SECTION 14.~~ AMENDMENT OR TERMINATION OF THIS PLAN

13.1. ~~14.1.~~ Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

13.2. ~~14.2.~~ Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

SECTION 14. ~~SECTION 15.~~ AMENDMENTS AND ADJUSTMENTS TO AWARDS

The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Stock Option becomes exercisable or (B) a Performance Award is deemed earned, (ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section ~~13~~12 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section ~~15~~14 shall be made by the Committee or the Board in its sole discretion.

SECTION 15. ~~SECTION 16.~~ GENERAL PROVISIONS

15.1. ~~16.1.~~ No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

15.2. ~~16.2.~~ No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or non-employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, non-employee Director or ~~employee~~Employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, non-employee Director or ~~employee~~Employee of the Company or any Subsidiary or of any Participants.

15.3. ~~16.3.~~ GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

15.4. ~~16.4.~~ Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

15.5. ~~16.5.~~ No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

15.6. ~~16.6.~~ Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

15.7. ~~16.7.~~ Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the shareholders of the Company. All other provisions of this Plan shall be effective as of the Effective Date.

~~16.8. Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee or the Board (which may be granted or withheld at the sole discretion of the Committee or the Board). Awards may be exercised, during the lifetime of the holder, only by the holder (or the holder’s legal guardian in the event of the holder’s Disability or incompetence). Any attempted assignment, transfer, pledge, hypothecation or other disposition of an~~

~~Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.~~

15.8. Code Section 83(b) Elections. The Company, its Subsidiaries and Affiliated Entities have no responsibility for a Participant’s election, attempt to elect or failure to elect to include the value of an Award subject to Section 83 in the Participant’s gross income for the year of grant pursuant to Section 83(b) of the Code. Any Participant who makes an election pursuant to Section 83(b) will promptly provide the Committee with a copy of the election form.

15.9. Code Section 162(m). It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. If the Committee intends for a Performance Award or the Award of Restricted Stock Award to be granted and administered in a manner designed to preserve the deductibility of the resulting compensation in accordance with Section 162(m) of the Code, then the Performance Measure selected, the Performance Goal (in terms of an objective formula or standard pursuant to which a third party with knowledge of the relevant performance results could calculate the amount to be paid), the maximum number of Shares that may be awarded, within the limit described in Section 4.2 hereof, and the Performance Period applicable to such Award shall be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the relevant Performance Period and (ii) the date as of which 25% of the Performance Period has elapsed. At the time a Performance Goal is established, its outcome must be substantially uncertain. The Committee’s discretion to modify or waive the Performance Goal related to the vesting of the Award may be restricted in order to comply with Section 162(m) of the Code.

15.10. Code Section 409A. It is the intent of the Company that no Award under the Plan be subject to Section 409A of the Code. The Committee shall design and administer the Awards under the Plan so that they are not subject to Section 409A of the Code.

15.11. Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of Shares under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of an Award hereunder, and the obligation of the Company to sell and deliver Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.12. Tax Requirements.

(a) Whenever Shares are to be issued under an Award of Restricted Stock or a Performance Award, or pursuant to the exercise of a Stock Option or Stock Appreciation Right, or other Award or cash is to be paid pursuant to the terms of the Plan, under circumstances in which the Company, or its designee, believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the Participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the electronic transfer of ownership, the delivery of any certificate for Shares, if applicable, or any proceeds; provided, however, that in the case of a Participant who receives an Award of Restricted Stock or a Performance Award under the Plan which remains subject to forfeiture restrictions or is not fully vested, the Participant shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 15.12 shall be the date on which the amount of tax to be withheld is determined. If a Participant makes a disposition of Common Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Stock Option was granted or one year after its exercise by the Participant, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

(b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Committee, or its designee, through the delivery to the Company of previously-owned Shares having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned Shares delivered in satisfaction of the withholding obligations must have been held by the Participant for at least six (6) months; (iii) in the discretion of the Company, or its designee, through the Company’s withholding Shares otherwise issuable to the Participant having a Fair Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Committee, or its designee, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 15.12(b).

15.13. Transferability of Awards.

(a) Other than pursuant to a valid qualified domestic relations order as defined in Section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as provided in paragraph (b) of this Section 15.13, below, Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a Beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.13 that is not required for compliance with Section 422 of the Code. The Committee may, in its discretion, authorize all or a portion of a Non-Qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (w) there shall be no consideration for any such transfer, (x) the

Award Agreement pursuant to which such Non-Qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section 15.13, (y) no such transfer shall be permitted if the Common Stock issuable under such transferred Stock Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act, and (z) subsequent transfers of transferred Non-Qualified Stock Options or Stock Appreciation Rights shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Non-Qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.7 or Section 7, as applicable, and Articles 12, 13, 14, and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of a termination of service shall continue to be applied with respect to the original Participant, following which the Non-Qualified Stock Options and Stock Appreciation Rights shall be exercisable by the transferee only to the extent and for the periods specified in the original Award agreement and applicable to the Participant. The Committee and the Company shall have no obligation to inform any transferee of a Non-Qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-Qualified Stock Option or SAR that has been transferred by a Participant under this Section 15.13.

(b) Notwithstanding the foregoing, Options and such other Awards as the Committee may determine may be transferred pursuant to a valid qualified domestic relations order as defined in Section 414(p) of the Code or Title I of ERISA pursuant to which a court has determined, in connection with a divorce proceeding, that a spouse or former spouse of a Participant has an interest in the Participant’s Award under the Plan. Any Incentive Stock Option transferred pursuant to this Section 15.13 shall cease to be an Incentive Stock Option on the date of such transfer and shall be treated for all purposes as a Non-Qualified Stock Option in the hands of the transferee. Following any such transfer each Award transferred shall continue to be subject to the same terms and conditions of the Plan and the Award agreement applicable to the Award immediately prior to transfer, provided that for all purposes under the Plan the term “Participant” shall be deemed to include the transferee. The effect a termination of Service shall have on the exercisability of an Award with respect to the original Participant shall continue to apply to a transferee after a transfer pursuant to this Section 15.13, so that the Award transferred shall be exercisable by the transferee only to the extent and for the periods specified in the Plan, unless different periods are otherwise provided in a Participant's original Award agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Stock issuable or issued under an Award that has been transferred pursuant to this Section 15.13.

15.14. ~~16.9.~~ Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

15.15. ~~16.10.~~ No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

15.16. ~~16.11.~~ Date of Grant of an Award. Except as noted in this Section ~~16.11,~~15.16, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

~~SECTION 17. NAMED EXECUTIVE OFFICERS~~

~~17.1. Applicability of Section 17. The provisions of this Section 17 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company’s proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation, including estimated Awards, is determined by the Committee or the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code (“Named Executive Officers”). In the event of any inconsistencies between this Section 17 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.~~

~~17.2. Establishment of Performance Goals. Awards for Named Executive Officers, other than Stock Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year of the Company or one of its Subsidiaries or such other award period as may be established by the Committee or the Board (“Award Period”) and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee or the Board shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the~~

~~performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the shareholders of the Company for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If shareholder approval is required and not received with respect to such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period pursuant to this Plan.~~

~~17.3. Components of Awards. Each Award granted to a Named Executive Officer, other than Stock Options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Subsection 17.8 herein, performance measures which may serve as determinants of Named Executive Officers’ Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee or the Board shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Committee or the Board. The Awards may not vary from the pre-established amount based on the level of achievement.~~

~~17.4. No Mid-Year Change in Awards. Except as provided in Subsections 17.8 and 17.9 herein, each Named Executive Officer’s Awards shall be based exclusively on the performance measures established by the Committee or the Board pursuant to Subsections 17.2 and 17.3.~~

~~17.5. No Partial Award Period Participation. A Named Executive Officer who becomes eligible to participate in this Plan after performance goals have been established in an Award Period pursuant to Subsections 17.2 and 17.3 may not participate in this Plan prior to the next succeeding Award Period, except with respect to Awards which are Stock Options or Stock Appreciation Rights.~~

~~17.6. Performance Goals. Except as provided in Subsection 17.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are Stock Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.~~

~~17.7. Individual Performance and Discretionary Adjustments. Except as provided in Subsection 17.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are Stock Options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the preestablished performance goals.~~

~~17.8. Amendments. No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility~~

~~for participation in this Plan, unless the Company’s shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee or the Board shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.~~

~~17.9. Stock Options and Stock Appreciation Rights. Notwithstanding any provision of this Plan (including the provisions of this Section 17~~) ~~to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Stock Options and Stock Appreciation Rights which are granted hereunder is based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no Stock Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of Shares on the date of grant. Furthermore, the maximum number of Shares (or cash equivalent value) with respect to which Stock Options or Stock Appreciation Rights may be granted hereunder to any Named Executive Officer during any calendar year may not exceed 411,000 Shares, subject to adjustment as provided in Section 13 hereunder.~~

~~17.10. Maximum Amount of Compensation. The maximum amount of compensation payable as an Award (other than an Award which is a Stock Option or Stock Appreciation Right) to any Named Executive Officer during any calendar year may not exceed $1,000,000.~~

Appendix B

HORNBECK OFFSHORE SERVICES, INC.

AUDIT COMMITTEE CHARTER

Effective August 2, 2005

Composition

There shall be a committee of the Board of Directors (the “Board”) of Hornbeck Offshore Services, Inc. (the “Company”) to be known as the Audit Committee (the “Committee”), which shall be comprised solely of directors appointed by the Board at the annual meeting of the Board held in conjunction with the annual stockholders meeting or at any other meeting of the Board. The Committee’s chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Each member of the Committee shall meet the independence requirements of the New York Stock Exchange, rules promulgated under the Securities Exchange Act of 1934 and any other applicable regulation. If any Committee member ceases to meet the requirements discussed above, such member will not be able to serve on the Committee for such time as they fail to meet such requirements, and will resign or be suspended or removed from the Committee by the Board. Once appointed by the Board, Committee members shall, except for any period of suspension, hold office until their successors are duly elected and qualified or until their earlier resignation, removal or death.

The Committee chairperson shall have such accounting or related financial management expertise as is required by applicable Securities and Exchange Commission (the “Commission”), stock exchange and regulatory body standards. Each Committee member shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement and at least one Committee member shall be a “financial expert” in compliance with the criteria established by the Securities and Exchange Commission and other relevant regulations. The existence of such member shall be disclosed in periodic filings as required by the Commission.

Statement of Policy

Consistent with the duties set forth below, the Committee shall assist the Board in fulfilling the Board’s oversight responsibilities relating to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and overseeing the Company’s system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and the Company’s independent auditors, internal accounting personnel and management of the Company.

Authority

In assisting the Board in discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose. All employees are directed to cooperate as requested by the Committee or any of its members for Committee purposes. The Committee may request any officer or employee of the Company, the Company’s outside counsel or the Company’s independent auditor to attend a meeting of the Committee or to meet with any Committee member or any consultants to the Committee.

Meetings

The Committee shall meet at least once during each fiscal quarter, and as many additional times as the Committee shall deem necessary or appropriate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. To foster open communication, the Committee shall meet periodically with management, the director of the internal auditing function, if applicable, and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee shall also meet quarterly with the independent auditors and management to discuss the annual audited and quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Minutes

The Committee shall designate a secretary, who shall prepare or cause to be prepared the minutes of each meeting and cause such minutes, as approved by the Committee, to be filed with the corporate records of the Company. The secretary shall send, or cause to be sent, copies of such minutes to each of the members of the Committee and to each of the members of the Board who are not members of the Committee. Best efforts will be used to circulate the minutes to the Board prior to the Committee making its report to the Board.

Duties

The Board believes that the policies and procedures of the Committee should remain flexible, to best react to changing conditions and circumstances. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. In addition to specific assignments that the Board may direct the Committee to carry out from time to time, the Committee shall be charged with, and have the power and authority of the Board, to perform the following duties and to fulfill the following responsibilities:

•	oversee the Company’s financial reporting process on behalf of the Board and report the results of the Committee’s activities to the Board. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The internal audit department, or third-party professionals performing such function, are responsible for performing internal audit tasks, including testing of procedures and controls. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements;

•	appoint, retain and terminate the independent auditor who shall report directly to the Committee;

•	appoint, retain and terminate the internal auditors, or third-party professionals performing such function;

•	directly oversee the work of the independent auditors and the internal auditing department, including resolution of any unresolved disagreements between management and the independent auditor regarding financial reporting;

•	review and evaluate the performance of the lead partner of the Company’s independent auditor team and ensure the rotation of the audit engagement team as set forth in the rules and regulations of the Securities and Exchange Commission;

•	pre-approve all audit and non-audit services provided by the independent auditors and refrain from engaging the independent auditors to perform any specific non-audit services prohibited by law or regulation to be performed by the independent auditor in such circumstances;

•	delegate, at the Committee’s option, pre-approval authority to a Committee member whose decisions shall be presented to the full Committee at its next scheduled meeting in the event of such a delegation;

•	at least annually, obtain and review a report by the independent auditor describing:

•	the independent auditor’s internal quality control procedures;

•	any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

•	all relationships between the independent auditor and the Company (to assess the auditor’s independence); and

•	any other matter that then current accounting requirements mandate;

•	set clear hiring policies for employees or former employees of the independent auditor that comply with all Securities and Exchange Commission regulations and stock exchange listing standards;

•	discuss with the internal auditors, if applicable, and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation;

•	discuss with management, the internal auditors, if applicable, and the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function and the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk, and the Company’s legal and ethical compliance programs, and make recommendations to management with respect thereto;

•	meet separately with management, the internal auditors, if applicable, and the independent auditor to discuss issues and concerns warranting the attention of the Committee. The Committee shall provide sufficient opportunity for the internal auditors, if applicable, and the independent auditor to meet privately with the members of the committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response;

•	obtain a report from the independent auditor, before the filing of its audit report with the Securities and Exchange Commission, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management;

•	review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor’s report on management’s assertion;

•	discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies by discussing generally the types of information to be disclosed and the type of presentation to be made in connection therewith;

•	review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditor before the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards;

•	review with management and the independent auditor the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed before the filing of the Annual Report on Form 10 -K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements;

•	discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards;

•	establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters;

•	review with the Company’s counsel legal compliance matters, including corporate securities trading policies and any legal matter that could have a significant impact on the Company’s financial statements and shall receive Company legal counsel’s reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

•	prepare the report required by the regulations of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

•	periodically review with the internal audit director, if applicable, any significant difficulties, disagreements with management or scope restrictions encountered in the course of the internal audit operations and review at least annually the internal audit charter or the engagement terms entered into with third-party professionals performing the internal audit function, recommending any necessary changes; and

•	review with the independent auditor, the internal auditing department, if applicable, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. In connection with such annual evaluation, the Committee shall review, update and assess the adequacy of this Charter and make recommendations with respect to proposed changes to the Board for its approval.

To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side of the card. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

1.      Election of Directors – To elect three Class II directors to serve on the Company’s Board of Directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal:

			2. Approval of the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan:	FOR ☐	AGAINST ☐	ABSTAIN ☐
FOR ALL NOMINEES ☐	FOR ALL EXCEPT (See instructions below) ☐	AGAINST/ ABSTAIN FOR A LL NOMINEES ☐	3. Ratification of Selection of Auditors – To ratify the reappointment of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for the current fiscal year:	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees: 01 Larry D. Hornbeck 02 Steven W. Krablin 03 David A. Trice			4. Other business – To transact such other business as may properly come before the Annual Meeting and all postponements or adjournments thereof.

INSTRUCTION: To vote against or abstain from voting for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name on the line below

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

* Please detach and mail in the envelope provided *

2006 ANNUAL MEETING OF STOCKHOLDERS OF HORNBECK OFFSHORE SERVICES, INC. May 2, 2006

Signature	Date	Signature	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Δ    FOLD AND DETACH HERE    Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet	OR	Telephone 1-866-540-5760	OR	Mail
http://www.proxyvoting.com/hos Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

HORNBECK OFFSHORE SERVICES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2006

The undersigned, revoking any previous proxies for such stock, hereby appoints Todd M. Hornbeck, James O. Harp, Jr. and Paul M. Ordogne proxies of the undersigned with full power of substitution to each, to vote all shares of common stock of Hornbeck Offshore Services, Inc. which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders of Hornbeck Offshore Services, Inc. to be held on May 2, 2006, and all postponements or adjournments thereof, with all the power the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned on the reverse side and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting. The Board of Directors recommends a vote “FOR” the three director nominees, a vote “FOR” the approval of the Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan and a vote “FOR” the ratification of the appointment of Ernst & Young LLP. This Proxy when properly executed will be voted as directed. If no direction is given, it will be voted “FOR” each of the above proposals.

Whether or not you plan to attend this meeting, please complete, sign, date and return this proxy card promptly in the enclosed postage-paid envelope.

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ    FOLD AND DETACH HERE    Δ

You can access your Hornbeck Offshore Services, Inc. account online.

Access your Hornbeck Offshore Services, Inc. stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, Transfer Agent for Hornbeck Offshore Services, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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